Exhibit 10.4
AMENDED AND RESTATED
COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT
By and among
BANK OF AMERICA, N.A.
as Initial First Lien Administrative Agent and as Initial First Lien Collateral Agent
WELLS FARGO GAMING CAPITAL, LLC
as Initial Additional First Lien Administrative Agent and as Initial Additional First Lien Collateral Agent
U.S. BANK NATIONAL ASSOCIATION
as Existing Second Lien Trustee and as Second Lien Collateral Agent
U.S. BANK NATIONAL ASSOCIATION
as Initial Additional Second Lien Trustee,
U.S. BANK NATIONAL ASSOCIATION
as Third Lien Trustee and as Third Lien Collateral Agent,
EACH ADDITIONAL REPRESENTATIVE
as defined herein,
MOHEGAN TRIBAL GAMING AUTHORITY
as the Authority,
and
THE VARIOUS ENTITIES NAMED IN THIS AGREEMENT
as Grantors

Dated as of
March 6, 2012

ARTICLE I.	DEFINED TERMS

Section 1.1	Defined Terms 11

Section 1.2	Terms Generally 29

Section 1.3	Interpretive Effect of Refinancing 29

ARTICLE II.	LIEN PRIORITIES

Section 2.1	Relative Priorities 30

Section 2.2	Prohibition on Contesting Liens 31

Section 2.3	No New Liens 31

Section 2.4	Similar Liens 33

Section 2.5	Acknowledgment of First Lien Security Interests 33

Section 2.6	Acknowledgment of Second Lien Security Interests 33

Section 2.7	Acknowledgment of Third Lien Security Interests 34

Section 2.8	Nature of First Priority Obligations 34

ARTICLE III.	ENFORCEMENT

Section 3.1	Exercise of Remedies 34

ARTICLE IV.	PAYMENTS

Section 4.1	Application of Proceeds 41

Section 4.2	Payments Over 42

ARTICLE V.	OTHER AGREEMENTS

Section 5.1	Releases 43

Section 5.2	Insurance; Condemnation 46

Section 5.3	Amendments to First Lien Financing Documents, Second Lien Financing Documents 48

Section 5.4	Bailee for Perfection 50

Section 5.5	When Discharge of Obligations Deemed to Not Have Occurred; Additional First Lien Indebtedness 52

Section 5.6	Appointment of First Lien Collateral Agent as collateral agent on behalf of Second Lien Collateral Agent and Third Lien Collateral Agent 54

Section 5.7	Additional Second Lien Indebtedness; Additional Third Lien Indebtedness 56

ARTICLE VI.	INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.1	Finance and Sale Issues 62

Section 6.2	Relief from the Automatic Stay 63

Section 6.3	Adequate Protection 63

Section 6.4	No Waiver 65

Section 6.5	Avoidance Issues 66

Section 6.6	Reorganization Securities 66

Section 6.7	Post-Petition Interest 66

Section 6.8	Waiver 67

Section 6.9	Separate Grants of Security and Separate Classification 67

ARTICLE VII.	RELIANCE; WAIVERS; ETC

Section 7.1	Reliance 69

Section 7.2	No Warranties or Liability 69

Section 7.3	No Waiver of Lien Priorities 70

Section 7.4	Obligations Unconditional 72

ARTICLE VIII.	MATTERS RELATING TO THE SECOND LIEN COLLATERAL AGENT

Section 8.1	Appointment of Second Lien Collateral Agent; Rights and Immunities of Second Lien Collateral Agent 73

Section 8.2	Undertaking of the Second Lien Collateral Agent 74

Section 8.3	Powers of the Second Lien Collateral Agent 75

Section 8.4	Documents and Communications 75

Section 8.5	For Sole and Exclusive Benefit of Second Lien Secured Parties 75

Section 8.6	No Implied Duty 75

Section 8.7	Appointment of Agents and Advisors 76

Section 8.8	Other Agreements 76

Section 8.9	Solicitation of Instructions 76

Section 8.10	Limitation of Liability 77

Section 8.11	Documents in Satisfactory Form 77

Section 8.12	Entitled to Rely 77

Section 8.13	Second Lien Debt Default 77

Section 8.14	Actions by Second Lien Collateral Agent 77

Section 8.15	Security or Indemnity in Favor of Second Lien Collateral Agent 77

Section 8.16	Rights of Second Lien Collateral Agent 78

Section 8.17	No Reliance on Second Lien Collateral Agent 78

Section 8.18	Voting; Amendments of Second Lien Note Documents and Additional Second Lien Financing Documents 78

Section 8.19	Resignation or Removal of Second Lien Collateral Agent 80

Section 8.20	Appointment of Successor Second Lien Collateral Agent 80

Section 8.21	Merger, Conversion or Consolidation of Second Lien Collateral Agent 80

Section 8.22	Compensation; Expenses 80

Section 8.23	Indemnity 81

Section 8.24	Application of Proceeds 82

ARTICLE IX.	MATTERS RELATING TO THE THIRD LIEN COLLATERAL AGENT

Section 9.1	Appointment of Third Lien Collateral Agent; Rights and Immunities of Third Lien Collateral Agent 83

Section 9.2	Undertaking of the Third Lien Collateral Agent 84

Section 9.3	Powers of the Third Lien Collateral Agent 84

Section 9.4	Documents and Communications 85

Section 9.5	For Sole and Exclusive Benefit of Third Lien Secured Parties 85

Section 9.6	No Implied Duty 85

Section 9.7	Appointment of Agents and Advisors 85

Section 9.8	Other Agreements 86

Section 9.9	Solicitation of Instructions 86

Section 9.10	Limitation of Liability 86

Section 9.11	Documents in Satisfactory Form 86

Section 9.12	Entitled to Rely 87

Section 9.13	Third Lien Debt Default 87

Section 9.14	Actions by Third Lien Collateral Agent 87

Section 9.15	Security or Indemnity in Favor of Third Lien Collateral Agent 87

Section 9.16	Rights of Third Lien Collateral Agent 87

Section 9.17	No Reliance on Third Lien Collateral Agent 88

Section 9.18	Voting; Amendments of Third Lien Note Documents and Additional Third Lien Financing Documents 88

Section 9.19	Resignation or Removal of Third Lien Collateral Agent 89

Section 9.20	Appointment of Successor Third Lien Collateral Agent 90

Section 9.21	Merger, Conversion or Consolidation of Third Lien Collateral Agent 90

Section 9.22	Compensation; Expenses 90

Section 9.23	Indemnity 91

Section 9.24	Application of Proceeds 92

ARTICLE X.	MISCELLANEOUS

Section 10.1	Notice of Event of Default 93

Section 10.2	Conflicts 93

Section 10.3	Effectiveness; Continuing Nature of this Agreement; Severability 93

Section 10.4	Amendments; Waivers 94

Section 10.5	Information Concerning the Grantors 96

Section 10.6	Subrogation 98

Section 10.7	Application of Payments 98

Section 10.8	SUBMISSION TO JURISDICTION; WAIVERS 99

Section 10.9	Notices 100

Section 10.10	Further Assurances 100

Section 10.11	APPLICABLE LAW 101

Section 10.12	Binding on Successors and Assigns 101

Section 10.13	Specific Performance 101

Section 10.14	Headings 101

Section 10.15	Counterparts 101

Section 10.16	Authorization 102

Section 10.17	No Third Party Beneficiaries 102

Section 10.18	Provisions Solely to Define Relative Rights 102

Section 10.19	Additional Grantors 102

Section 10.20	Consent to Suit 102

Section 10.21	Distributions to the Tribe. 103

Section 10.22	Insolvency or Liquidation Proceedings 104

Section 10.23	Capacities as Secured Parties 104

Section 10.24	Limitations on Management Activities 104

Section 10.25	Section 81 Limitation 106

AMENDED AND RESTATED
COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT
This AMENDED AND RESTATED COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT is dated as of March 6, 2012 and entered into by and among MOHEGAN TRIBAL GAMING AUTHORITY (the “Authority”), an instrumentality of The Mohegan Tribe of Indians of Connecticut (the “Tribe”), MOHEGAN GOLF, LLC (“Mohegan Golf”), a limited liability company formed under the laws of the Tribe, MOHEGAN COMMERCIAL VENTURES PA, LLC (“MCV-PA”), a Pennsylvania limited liability company, MOHEGAN VENTURES-NORTHWEST, LLC (“Mohegan Ventures-NW”), a limited liability company formed under the laws of the Tribe, MOHEGAN VENTURES WISCONSIN, LLC (“MVW”), a limited liability company formed under the laws of the Tribe, MTGA GAMING, LLC (“MTGA Gaming”), a Delaware limited liability company, WISCONSIN TRIBAL GAMING, LLC (“WTG”), a Delaware limited liability company, DOWNS RACING, L.P. (“DOWNS RACING”), a Pennsylvania limited partnership, BACKSIDE, L.P. (“Backside”), a Pennsylvania limited partnership, NORTHEAST CONCESSIONS, L.P., a Pennsylvania limited partnership (“Northeast Concessions”), MILL CREEK LAND, L.P., a Pennsylvania limited partnership (“Mill Creek” and together with the Authority, Mohegan Golf, MCV-PA, Mohegan Ventures-NW, MVW, MTGA Gaming, WTG, Downs Racing, Backside, Northeast Concessions and each additional Person which provides a guaranty in connection with the First Lien Loan Agreement, each, a “Guarantor”, and collectively, the “Guarantors”), each other Grantor (as hereinafter defined) party hereto from time to time, Bank of America, N.A., as Administrative Agent under the Initial First Lien Loan Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Initial First Lien Administrative Agent”) and as Authorized Collateral Agent (as hereinafter defined) for the Initial First Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Initial First Lien Collateral Agent”), Wells Fargo Gaming Capital, LLC, as administrative agent under the Initial Additional First Lien Loan Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Initial Additional First Lien Administrative Agent”) and as Authorized Collateral Agent for the Initial Additional First Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Initial Additional First Lien Collateral Agent”), and U.S. Bank National Association, as trustee under the Existing Second Lien Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Existing Second Lien Trustee”), as Authorized Collateral Agent for the Second Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”), as trustee under the Initial Additional Second Lien Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Initial Additional Second Lien Trustee”, and together with the Existing Second Lien Trustee, the “Second Lien Trustees”), as trustee under the Third Lien Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Third Lien Trustee”) and as Authorized Collateral Agent for the Third Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Third Lien Collateral Agent”).

RECITALS
WHEREAS, the Initial First Lien Administrative Agent, the Initial First Lien Collateral Agent, the Existing Second Lien Trustee, the Second Lien Collateral Agent, the Authority and the Grantors entered into that certain Collateral Agency and Intercreditor Agreement, dated as of October 26, 2009 (the “Existing Intercreditor Agreement”), making provision among themselves as to the priority of Liens granted by the Grantors over their property, and other related matters;
WHEREAS, in connection with certain refinancing transactions (the “Closing Transactions”) to be undertaken by the Grantors, the parties to the Existing Intercreditor Agreement wish to amend and restate their agreement and make provision for the Initial Additional First Lien Collateral Agent, the Initial Additional First Lien Secured Parties, the Initial Additional Second Lien Secured Parties, the Third Lien Collateral Agent and the Third Lien Secured Parties (as hereinafter defined);
WHEREAS, after giving effect to the Closing Transactions, the Grantors will have outstanding First Lien Obligations under the Initial First Lien Loan Agreement and the Initial Additional First Lien Loan Agreement (each as hereinafter defined), the Grantors will be permitted to Refinance (as hereinafter defined) the First Lien Obligations subject to satisfaction of the applicable conditions, and the First Lien Secured Parties’ interests (including in connection with any Additional First Lien Indebtedness that represents First Lien Obligations) will be represented herein by the Initial First Lien Collateral Agent and/or the Initial Additional First Lien Collateral Agent, as applicable;
WHEREAS, after giving effect to the Closing Transactions, the Grantors will have outstanding Second Lien Obligations under the Existing Second Lien Indenture and the Initial Additional Second Lien Indenture (each as hereinafter defined), the Grantors will be permitted to incur Additional Second Lien Indebtedness (as hereinafter defined) subject to satisfaction of the applicable conditions and the Second Lien Secured Parties’ interests will be represented herein by the Second Lien Collateral Agent;
WHEREAS, after giving effect to the Closing Transactions, the Grantors will have outstanding Third Lien Obligations under the Third Lien Indenture (each as hereinafter defined), the Grantors will be permitted to incur Additional Third Lien Indebtedness (as hereinafter defined) subject to satisfaction of the applicable conditions, and the Third Lien Secured Parties’ interests (including in connection with any Additional Third Lien Indebtedness) will be represented herein by the Third Lien Collateral Agent;
WHEREAS, after giving effect to the Closing Transactions, the Authority has agreed to cause the Guarantors and certain of their future subsidiaries to guaranty, pursuant to (i) the First Lien Financing Documents (as hereinafter defined), the First Lien Obligations (as hereinafter defined) pursuant to one or more guaranties (such guaranties, as may be further amended, restated, supplemented, or modified from time to time, being collectively referred to as the “First Lien Subsidiary Guaranty”), (ii) the Second Lien Financing Documents (as hereinafter defined), the Second Lien Obligations (as hereinafter defined) pursuant to one or more guaranties (such guaranties, as may be further amended, restated, supplemented, or modified from time to time, being collectively referred to as the “Second Lien Subsidiary Guaranty”), and (iii) the Third Lien Financing Documents (as hereinafter defined), the Third Lien Obligations (as hereinafter defined) pursuant to one or more guaranties (such guaranties, as may be further amended, restated, supplemented, or modified from time to time, being collectively referred to as the “Third Lien Subsidiary Guaranty”);
WHEREAS, after giving effect to the Closing Transactions (i) the obligations of the Authority under the First Lien Financing Documents and the obligations of the Guarantors under the First Lien Subsidiary Guaranty are or will be secured by liens on substantially all the assets of the Authority and the Guarantors, respectively, pursuant to the terms of the First Lien Security Documents, (ii) the obligations of the Authority under the Second Lien Financing Documents and the obligations of the Guarantors under the Second Lien Subsidiary Guaranty are or will be secured by liens on substantially all the assets of the Authority and the Guarantors, respectively, pursuant to the terms of the Second Lien Security Documents, and (iii) the obligations of the Authority under the Third Lien Financing Documents and the obligations of the Guarantors under the Third Lien Subsidiary Guaranty are or will be secured by liens on substantially all the assets of the Authority and the Guarantors, respectively, pursuant to the terms of the Third Lien Security Documents;
WHEREAS, in order to induce the First Lien Secured Parties and the Second Lien Secured Parties to extend, or continue to extend as the case may be, credit and other financial accommodations and lend monies to or for the benefit of the Grantors, and to consent to the Grantors incurring the Third Lien Obligations, the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties has agreed to the lien subordination and other provisions set forth in this Agreement.
NOW THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.

DEFINED TERMS
Section 1.1    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Additional First Lien Agreement” means each indenture, credit facility or other agreement, entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Additional First Lien Indebtedness.

“Additional First Lien Collateral Agent” means, at any time, the collateral agent for the First Lien Obligations represented by the Non-Controlling Authorized Representative (as defined in the First Lien Intercreditor Agreement) as of such time.
“Additional First Lien Financing Documents” means each Additional First Lien Agreement and each guarantee, collateral agreement or other similar agreement entered into by any Grantor in connection with any Additional First Lien Agreement.
“Additional First Lien Indebtedness” has the meaning assigned to that term in Section 5.5(b).
“Additional First Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under any Additional First Lien Agreement, together with its successors and permitted assigns.
“Additional First Lien Secured Party” means at any relevant time, subject to Section 5.5, the First Lien Collateral Agent, each Additional First Lien Representative and each holder of Additional First Lien Indebtedness.
“Additional Second Lien Agreement” means each indenture, credit facility or other agreement, entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Additional Second Lien Indebtedness.
“Additional Second Lien Financing Documents” means, collectively, with respect to any Additional Second Lien Obligations, the agreements, documents and instruments providing for or evidencing any Additional Second Lien Obligations, including the definitive documentation in respect of such Additional Second Lien Obligations, any Additional Second Lien Agreement, the Second Lien Security Documents and any intercreditor or joinder agreement among any Additional Second Lien Secured Parties with respect to such Additional Second Lien Obligations (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time in accordance with the provisions of this Agreement.
“Additional Second Lien Indebtedness” means Indebtedness that was incurred in compliance with Section 5.7 that represents Second Lien Obligations.
“Additional Second Lien Obligations” means the “Obligations” as defined in the applicable Additional Second Lien Financing Documents and all other obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Additional Second Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional Second Lien Financing Documents owing to the Additional Second Lien Secured Parties (in their capacity as such).
“Additional Second Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under the Additional Second Lien Agreement, together with its successors and permitted assigns.
“Additional Second Lien Secured Parties” means at any relevant time, subject to Section 5.7, the Second Lien Collateral Agent, each Additional Second Lien Representative and each holder of Additional Second Lien Indebtedness.
“Additional Third Lien Agreement” means each indenture, credit facility or other agreement, entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Additional Third Lien Indebtedness.
“Additional Third Lien Financing Documents” means, collectively, with respect to any Additional Third Lien Obligations, the agreements, documents and instruments providing for or evidencing any Additional Third Lien Obligations, including the definitive documentation in respect of such Additional Third Lien Obligations, and Additional Third Lien Agreement, the Third Lien Security Documents and any intercreditor or joinder agreement among any Additional Third Lien Secured Parties with respect to such Additional Third Lien Obligations (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time in accordance with the provisions of this Agreement.
“Additional Third Lien Indebtedness” means Indebtedness that was incurred in compliance with Section 5.7 that represents Third Lien Obligations.
“Additional Third Lien Obligations” means the “Obligations” as defined in the applicable Additional Third Lien Financing Documents and all other obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Additional Third Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional Third Lien Financing Documents owing to the Additional Third Lien Secured Parties

(in their capacity as such).
“Additional Third Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under the Additional Third Lien Agreement, together with its successors and permitted assigns.
“Additional Third Lien Secured Parties” means at any relevant time, subject to Section 5.7, the Third Lien Collateral Agent, each Additional Third Lien Representative and each holder of Additional Third Lien Indebtedness.
“Affiliate” means, with respect to any Person, each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; provided, however, that in no case shall any Secured Party be deemed to be an Affiliate of any Grantor for purposes of this Agreement. For the purpose of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Amended and Restated Collateral Agency and Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Authority” has the meaning assigned to that term in the recitals hereto.
“Authorized Collateral Agent” unless specified otherwise in the First Lien Financing Documents, Second Lien Financing Documents or Third Lien Financing Documents, as applicable, means the Person or Persons authorized by the related Secured Parties to act on their behalf with respect to their Liens or the obligations owed to them under such Secured Parties’ respective agreements.
“Bankruptcy Code” means Title I of the Bankruptcy Reform Act of 1978, as amended and codified as Title 11 of the United States Code.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting First Lien Collateral, Second Lien Collateral and Third Lien Collateral.
“Debt Representative” means each of the Initial First Lien Administrative Agent, the Initial Additional First Lien Administrative Agent, each Second Lien Trustee, the Third Lien Trustee, each Additional First Lien Representative, each Additional Second Lien Representative and each Additional Third Lien Representative.
“DIP Financing” has the meaning assigned to that term in Section 6.1.
“Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.5 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the First Lien Financing Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all First Lien Obligations outstanding under the First Lien Financing Documents (including all reimbursement obligations in respect of letters of credit issued thereunder), (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any contingent obligations for which no demand or claim has been made), (c) termination or cash collateralization of all letters of credit issued under the Initial First Lien Loan Agreement or any Additional First Lien Agreement (in an amount reasonably satisfactory to the Initial First Lien Administrative Agent or the Additional First Lien Representative, as the case may be; provided such cash collateralization shall not exceed 105% of the aggregate undrawn amount of such letters of credit), and (d) termination of all other commitments of the First Lien Secured Parties to extend credit under the First Lien Financing Documents.
“Discharge of Loan Agreement Obligations” has the meaning assigned to that term in the First Lien Intercreditor Agreement.
“Discharge of Second Lien Obligations” means, except to the extent otherwise provided in Section 5.5 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the Second Lien Financing Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all Second Lien Obligations outstanding under the Second Lien Financing Documents (including all reimbursement obligations in respect of letters of credit issued thereunder), (b) payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any contingent obligations for which no demand or claim has been made), and (c) termination of all other commitments of the Second Lien Secured Parties to extend credit under the Second Lien Financing Documents.
“Disposition” has the meaning assigned to that term in Section 5.1(b).
“Enforcement Action” means an action under applicable law to:
(a)foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the Financing Documents (including by way of set-off, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable),
(b)solicit bids from third Persons to conduct the liquidation or disposition of Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting and selling Collateral,
(c)receive a transfer of Collateral in satisfaction of Indebtedness or any other obligation secured thereby,
(d)otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the Financing Documents (including the commencement of applicable legal proceedings or other actions with respect to Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral), or
(e)effect the disposition of Collateral by any Grantor after the occurrence and during the continuation of a First Lien Debt Default under the First Lien Financing Documents with the consent of First Lien Collateral Agent, a Second Lien Debt Default under the Second Lien Financing Documents with the consent of Second Lien Collateral Agent or a Third Lien Debt Default under the Third Lien Financing Documents with the consent of Third Lien Collateral Agent.
For the avoidance of doubt, “Enforcement Action” shall not include any forbearance from the exercise of any remedies by the First Lien Collateral Agent or any other First Lien Secured Parties or by the Second Lien Collateral Agent or any other Second Lien Secured Parties, or by the Third Lien Collateral Agent or any other Third Lien Secured Parties, as the case may be.
“Existing Second Lien Financing Documents” means that certain Indenture, dated as of October 26, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Existing Second Lien Indenture”), among the Grantors, the Tribe and U.S. Bank, National Association as Trustee, together with each “Security Document” as defined in the Existing Second Lien Indenture.
“Existing Second Lien Trustee” has the meaning assigned to that term in the preamble hereto.
“Financing Documents” means any of the First Lien Financing Documents, the Second Lien Financing Documents and/or the Third Lien Financing Documents, as the context may require.

“First Lien Cap Amount” means $725 million minus the amount of any prepayments that permanently reduce the commitments and outstandings under the First Lien Financing Documents (other than in connection with a Refinancing permitted under Section 5.3(a)).
“First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations, including, without limitation, any revenues of any Grantor, irrespective of whether such Grantor has deposited such revenues into a deposit account subject to an account control agreement.
“First Lien Collateral Agent” means (i) until the earlier of (x) Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Initial First Lien Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Additional First Lien Collateral Agent.
“First Lien Debt Default” means the occurrence of any of the following:
(a)    an “Event of Default” under and as defined in the Initial First Lien Loan Agreement or the Initial Additional First Lien Loan Agreement; or
(b)    any event or condition which, under the terms of any Additional First Lien Agreement, causes, or permits holders of the Additional First Lien Obligations with respect to such Additional First Lien Agreement to cause, such Additional First Lien Obligations to become immediately due and payable.
“First Lien Financing Documents” means, collectively, the Initial First Lien Financing Documents and any Additional First Lien Financing Documents.
“First Lien Intercreditor Agreement” means that certain First Lien Intercreditor Agreement, dated as of the date hereof, among the Initial First Lien Collateral Agent, the Initial First Lien Administrative Agent, the Initial Additional First Lien Collateral Agent, the Initial Additional First Lien Administrative Agent and any Additional First Lien Representative party thereto from time to time, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“First Lien Joinder” means a joinder agreement substantially in the form of Exhibit B1 hereto.
“First Lien Lenders” means, collectively, the Initial First Lien Lenders and the Initial Additional First Lien Lenders. Following a Refinancing in respect a First Lien Loan Agreement made in accordance with Section 5.5, all lenders, noteholders and other entities (other than the Grantors and their respective Affiliates) that provide Refinancing Indebtedness or otherwise provide credit support or credit products arising under or evidenced by any Additional First Lien

Agreement, and that are secured by the First Lien Collateral under the related Additional First Lien Financing Documents, shall be deemed for all purposes to be “First Lien Lenders.”
“First Lien Loan Agreements” means, collectively, the Initial First Lien Loan Agreement, the Initial Additional First Lien Loan Agreement and any Additional First Lien Agreement.
“First Lien Obligations” means (a) the “Obligations” as defined in the Initial First Lien Financing Documents and all other obligations of the Authority and the Guarantors from time to time arising under the First Lien Financing Documents under or in respect of the due and punctual payment of (i) the principal thereof, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in such proceeding) and premium (if any) in respect thereof, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Authority or any Guarantor under the First Lien Financing Documents in respect of any Letter of Credit (as defined in the Initial First Lien Loan Agreement), when and as due, including payments in respect of reimbursement obligations, interest thereon and obligations to provide cash collateral in respect thereof and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Authority or any Guarantor under any First Lien Loan Agreement or any of the other First Lien Financing Documents, and (b) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to any First Lien Lender, any Affiliate of a First Lien Lender, the Initial First Lien Collateral Agent or the Additional First Lien Collateral Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds, in the case of clause (b), to the extent such obligations are secured by the First Lien Collateral. Following a Refinancing in respect of a First Lien Loan Agreement made in accordance with Section 5.5, all obligations (including but not limited to Refinancing Indebtedness) arising under or evidenced by the related Additional First Lien Financing Documents shall constitute for all purposes, and be determined in accordance with this definition of, “First Lien Obligations.”
Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Financing Documents plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under the First Lien Loan Agreement, is in excess of the First Lien Cap Amount, then the portion of such Indebtedness and such aggregate face amount of letters of credit in excess of the First Lien Cap Amount shall not be included in the First Lien Obligations, and interest and reimbursement obligations related to such Indebtedness and letters of credit not included in First Lien Obligations shall not be included in the First Lien Obligations.
“First Lien Secured Parties” means, at any relevant time, (a) the Initial First Lien Collateral Agent, the Initial First Lien Administrative Agent, and the other Initial First Lien Secured Parties, (b) the Initial Additional First Lien Collateral Agent, the Initial Additional First

Lien Administrative Agent and the other Initial Additional First Lien Secured Parties, (c) each Additional First Lien Collateral Agent, (d) each Additional First Lien Representative and (e) each other holder of First Lien Obligations at that time.
“First Lien Security Documents” means the Collateral Documents (as defined in the Initial First Lien Loan Agreement and in the Initial Additional First Lien Loan Agreement, as applicable) and any other agreement, document or instrument pursuant to which a Lien is granted securing the First Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.
“First Lien Subsidiary Guaranty” has the meaning assigned to that term in the recitals hereto.
“Governmental Authority” means the government of the United States of America, or the Tribe, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Grantor Joinder” means a joinder agreement substantially in the form of Exhibit A hereto.
“Grantors” means the Authority, each Guarantor, and each other Person that has or may from time to time hereafter execute and deliver a First Lien Security Document or a Second Lien Security Document as a “Grantor” (or the equivalent thereof).
“Guarantors” has the meaning assigned to that term in the recitals hereto.
“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the First Lien Financing Documents, the Second Lien Financing Documents or any the Third Lien Financing Documents, as applicable.
“Initial Additional First Lien Administrative Agent” has the meaning assigned to that term in the preamble hereto.
“Initial Additional First Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial Additional First Lien Loan Agreement made in accordance with Section 5.5, such term shall mean the applicable New First Lien Agent.
“Initial Additional First Lien Lenders” has the meaning assigned to that term in the definition of “Initial First Lien Financing Documents.”

“Initial Additional First Lien Loan Agreement” has the meaning assigned to that term in the definition of “Initial First Lien Financing Documents.”
“Initial Additional First Lien Secured Parties” means, collectively, the Initial Additional First Lien Administrative Agent, the Initial Additional First Lien Collateral Agent, the Initial Additional First Lien Lenders and any other holder of “Obligations” as defined in the Initial Additional First Lien Loan Agreement from time to time.
“Initial Additional Second Lien Financing Documents” means that certain Indenture, dated as of March 6, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Initial Additional Second Lien Indenture”), among the Grantors, the Tribe and U.S. Bank National Association as Trustee, together with each other “Credit Document” as defined in the Initial Additional Second Lien Indenture.
“Initial Additional Second Lien Trustee” has the meaning assigned to that term in the preamble hereto.
“Initial First Lien Administrative Agent” has the meaning assigned to that term in the preamble hereto.
“Initial First Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial First Lien Loan Agreement made in accordance with Section 5.5, such term shall mean the applicable New First Lien Agent.
“Initial First Lien Financing Documents” means (i) that certain Fourth Amended and Restated Loan Agreement, dated as of March 6, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Initial First Lien Loan Agreement”), among the Authority, the Tribe, the lenders from time to time party thereto (the “Initial First Lien Lenders”, and the Initial First Lien Administrative Agent, together with each other “Loan Document” as defined in the Initial First Lien Loan Agreement, and (ii) that certain Loan Agreement, dated as of March 6, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Initial Additional First Lien Loan Agreement”), among the Authority, the Tribe, the lenders from time to time party thereto (the “Initial Additional First Lien Lenders”), and the Initial Additional First Lien Administrative Agent, together with each other “Loan Document” as defined in the Initial Additional First Lien Loan Agreement.
“Initial First Lien Lenders” has the meaning assigned to that term in the definition of “Initial First Lien Financing Documents.”
“Initial First Lien Loan Agreement” has the meaning assigned to that term in the definition of “Initial First Lien Financing Documents.”

“Initial First Lien Secured Parties” means, collectively, the Initial First Lien Administrative Agent, the Initial First Lien Collateral Agent, the Initial First Lien Lenders and any other holder of “Obligations” as defined in the Initial First Lien Loan Agreement from time to time.
“Initial Third Lien Financing Documents” means that certain Indenture, dated as of March 6, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Third Lien Indenture”), among the Grantors, the Tribe and U.S. Bank National Association as Trustee, together with each other “Credit Document” as defined in the Third Lien Indenture.
“Insolvency or Liquidation Proceeding” means:
(a)    any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;
(b)    any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of any Grantor’s assets;
(c)    any proceeding for the liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
(d)    any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.
“New First Lien Agents” has the meaning assigned to that term in Section 5.5(f).
“New First Lien Debt Notice” has the meaning assigned to that term in Section 5.5(f).
“New Second Lien Agents” has the meaning assigned to that term in Section 5.7(c).
“New Second Lien Debt Notice” has the meaning assigned to that term in Section 5.7(c).
“New Third Lien Agents” has the meaning assigned to that term in Section 5.7(c).

“New Third Lien Debt Notice” has the meaning assigned to that term in Section 5.7(c).
“Non-Controlling Authorized Representative Enforcement Date” has the meaning assigned to that term in the First Lien Intercreditor Agreement.
“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Authority by two officers of the Authority, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Authority, including (a) a statement that the Persons executing such certificate have read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based, (c) a statement that, in the opinion of such Persons, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such covenant or condition has been satisfied, and (d) a statement as to whether or not, in the opinion of such Persons, such condition or covenant has been satisfied.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Pledged Collateral” has the meaning assigned to that term in Section 5.4.
“Recovery” has the meaning assigned to that term in Section 6.5.
“Refinance” means, in respect of any Indebtedness, to refinance or replace, or to issue other indebtedness (“Refinancing Indebtedness”), in exchange or replacement for, such Indebtedness in whole or in part, including without limitation the making of any new or increased revolving commitments pursuant to any Financing Document so long as any term loans outstanding under such Financing Document are permanently reduced substantially simultaneously with the making of such new or increased revolving commitments in an amount not less than amount of such new or increased revolving commitments. “Refinanced” and “Refinancing” shall have correlative meanings.
“Refinance Agreement” means, in respect of any Refinancing Indebtedness, the definitive credit or loan agreement, indenture, note or other instrument governing such Refinancing Indebtedness, as amended, restated, supplemented, modified or Refinanced from time to time.
“Refinance Documents” means, in respect of any Refinancing Indebtedness, the Refinance Agreement governing such Refinancing Indebtedness, together with all of the promissory notes evidencing the same, all guaranties thereof and all Refinance Security Documents, and each of the other agreements, documents and instruments providing for or evidencing any other obligation in respect of such Refinancing Indebtedness, and any other document or instrument executed or delivered at any time in connection with any Refinance Agreement, including any intercreditor or joinder agreement among holders of Refinancing

Indebtedness, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.
“Refinance Security Documents” means, in respect of any Refinancing Indebtedness, the “Security Documents” as defined in the applicable Refinance Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing the obligations of the Grantors in respect of such Refinancing Indebtedness or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.
“Refinancing Indebtedness” the meaning assigned to that term in the defined term “Refinance.”
“Required Second Lien Secured Parties” means Second Lien Secured Parties owed or holding more than 50% of the sum of, without duplication:
(i)    the aggregate principal amount of indebtedness constituting Second Lien Note Obligations;
(ii)    the aggregate principal amount of the loans and other advances outstanding under each Additional Second Lien Agreement; and
(iii)    other than in connection with the exercise of remedies, the aggregate amount of all other outstanding unexpired or uncanceled commitments to extend credit (if any) under each Additional Second Lien Agreement and outstanding at such time that, when funded, would constitute Additional Second Lien Obligations;
provided, however, that, in the case of clauses (ii) and (iii) above, if any Additional Second Lien Secured Party shall be a “defaulting lender” (howsoever defined in the relevant Additional Second Lien Financing Document at such time), there shall be excluded from the determination of Required Second Lien Secured Parties: (x) the aggregate principal amount of loans and other advances owing to such Additional Second Lien Secured Party under such Additional Second Lien Financing Document at such time, and (y) such Additional Second Lien Secured Party’s pro rata share of the outstanding commitments to extend credit (if any) under such Additional Second Lien Financing Document at such time.
For purposes of this definition, (x) votes will be determined in accordance with the provisions of Section 8.18(a) and (y) any Second Lien Obligations registered in the name of, or owned or held by the Authority or any other Guarantor or any of their respective Affiliates shall be disregarded.
“Required Third Lien Secured Parties” means:

(a)    at any time when no Additional Third Lien Indebtedness is outstanding, Third Lien Secured Parties owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Third Lien Note Obligations, or such other requisite percentage or number of Third Lien Note Secured Parties as is permitted by, and in accordance with, the Third Lien Indenture; or
(b)    otherwise, Third Lien Secured Parties owed or holding more than 50% of the sum of, without duplication:
(i)    the aggregate principal amount of indebtedness constituting Third Lien Note Obligations;
(ii)    the aggregate principal amount of the loans and other advances outstanding under each Additional Third Lien Agreement; and
(iii)    other than in connection with the exercise of remedies, the aggregate amount of all other outstanding unexpired or uncanceled commitments to extend credit (if any) under each Additional Third Lien Agreement and outstanding at such time that, when funded, would constitute Additional Third Lien Obligations;
provided, however, that, in the case of clauses (ii) and (iii) above, if any Additional Third Lien Secured Party shall be a “defaulting lender” (howsoever defined in the relevant Additional Third Lien Financing Document at such time), there shall be excluded from the determination of Required Third Lien Secured Parties: (x) the aggregate principal amount of loans and other advances owing to such Additional Third Lien Secured Party under such Additional Third Lien Financing Document at such time, and (y) such Additional Third Lien Secured Party’s pro rata share of the outstanding commitments to extend credit (if any) under such Additional Third Lien Financing Document at such time.
For purposes of this definition, (x) votes will be determined in accordance with the provisions of Section 9.18(a) and (y) any Third Lien Obligations registered in the name of, or owned or held by the Authority or any other Guarantor or any of their respective Affiliates shall be disregarded.
“Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Second Lien Obligations, including, without limitation, any revenues of any Grantor, irrespective of whether such Grantor has deposited such revenues into a deposit account subject to an account control agreement.
“Second Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto.

“Second Lien Debt Default” means the occurrence of any of the following:
(a)    an “Event of Default” under and as defined in the Second Lien Indenture; or
(b)    any event or condition which, under the terms of any Additional Second Lien Agreement, causes, or permits holders of the Additional Second Lien Obligations with respect to such Additional Second Lien Agreement to cause, such Additional Second Lien Obligations to become immediately due and payable.
“Second Lien Financing Documents” means, collectively, the Existing Second Lien Financing Documents, the Initial Additional Second Lien Financing Documents and the Additional Second Lien Financing Documents.
“Second Lien Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement, any of the Second Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Indebtedness under the Second Lien Financing Documents, or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against any Grantor or any of their respective subsidiaries or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Second Lien Indemnitee) incurred by any Second Lien Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.
“Second Lien Indemnitee” has the meaning assigned to that term in Section 8.24(a).
“Second Lien Indenture” means, collectively, the Existing Second Lien Indenture and the Initial Additional Second Lien Indenture.
“Second Lien Joinder” means a joinder agreement substantially in the form of Exhibit B2 hereto.
“Second Lien Note Documents” means the Second Lien Indentures, the Second Lien Notes, the Second Lien Security Documents and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Note Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Note Obligations, including the Second Lien Security Documents and any intercreditor or joinder agreement among holders of Second Lien Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time.

“Second Lien Note Obligations” means the Note Obligations (as defined in each Second Lien Indenture) and all other obligations of the Authority and the Guarantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Second Lien Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Authority and the Guarantors under the Second Lien Indenture and the other Second Lien Note Documents owing to the Second Lien Note Secured Parties (in their capacity as such).
“Second Lien Note Secured Parties” means the holders of Second Lien Notes, the Second Lien Trustees, the Second Lien Collateral Agents and any other holder of Second Lien Note Obligations.
“Second Lien Notes” means (i) the 11½% senior secured notes due 2017 in an aggregate principal amount of $200,000 issued pursuant to the Existing Second Lien Indenture, and any other senior secured notes issued from time to time under the Existing Second Lien Indenture, and (ii) the 11½% senior secured notes due 2017 in an aggregate principal amount of $199,800,000 issued pursuant to the Initial Additional Second Lien Indenture, and any other notes issued from time to time under the Initial Additional Second Lien Indenture.
“Second Lien Obligations” means (a) the Second Lien Note Obligations and (b) subject to Section 5.7, the Additional Second Lien Obligations.
“Second Lien Secured Parties” means, at any relevant time, (a) the Second Lien Note Secured Parties and (b) the Additional Second Lien Secured Parties.
“Second Lien Security Documents” means the Security Documents (as defined in each Second Lien Indenture), each Grantor Joinder and any other agreement, document or instrument pursuant to which a Lien is granted securing the Second Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.
“Second Lien Standstill Period” has the meaning assigned to that term in Section 3.1(a).
“Second Lien Subsidiary Guaranty” has the meaning assigned to that term in the recitals hereto.
“Second Lien Trustee” has the meaning assigned to that term in the preamble hereto.
“Secured Party” means any of the First Lien Secured Parties, the Second Lien Secured

Parties or the Third Lien Secured Parties, as the context requires.
“Series” has the meaning specified in the Second Lien Indenture.
“SNDA” means a subordination, non-disturbance and attornment agreement, substantially in the form of Exhibit C.
“Standstill Period” has the meaning assigned to that term in Section 3.1(a).
“Third Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Third Lien Obligations, including, without limitation, any revenues of any Grantor, irrespective of whether such Grantor has deposited such revenues into a deposit account subject to an account control agreement.
“Third Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto.
“Third Lien Debt Default” means the occurrence of any of the following:
(a)    an “Event of Default” under and as defined in the Third Lien Indenture; or
(b)    any event or condition which, under the terms of any Additional Third Lien Agreement, causes, or permits holders of the Additional Third Lien Obligations with respect to such Additional Third Lien Agreement to cause, such Additional Third Lien Obligations to become immediately due and payable.
“Third Lien Financing Documents” means, collectively, the Initial Third Lien Financing Documents and the Additional Third Lien Financing Documents;
“Third Lien Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement, any of the Third Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Indebtedness under the Third Lien Financing Documents, or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against any Grantor or any of their respective subsidiaries or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Third Lien Indemnitee) incurred by any Third Lien Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.
“Third Lien Indemnitee” has the meaning assigned to that term in Section 9.24(a).

“Third Lien Indenture” is defined in the definition of “Initial Third Lien Financing Documents”.
“Third Lien Joinder” means a joinder agreement substantially in the form of Exhibit B3 hereto.
“Third Lien Note Documents” means the Third Lien Indenture, the Third Lien Notes, the Third Lien Security Documents and each of the other agreements, documents and instruments providing for or evidencing any other Third Lien Note Obligation, and any other document or instrument executed or delivered at any time in connection with any Third Lien Note Obligations, including the Third Lien Security Documents and any intercreditor or joinder agreement among holders of Third Lien Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time.
“Third Lien Note Obligations” means the Note Obligations (as defined in the Third Lien Indenture) and all other obligations of the Authority and the Guarantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Second Lien Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Authority and the Guarantors under the Third Lien Indenture and the other Third Lien Note Documents owing to the Third Lien Note Secured Parties (in their capacity as such).
“Third Lien Note Secured Parties” means the holders of Third Lien Notes, the Third Lien Trustee, the Third Lien Collateral Agent and any other holder of Third Lien Note Obligations.
“Third Lien Notes” means the 10 1/2% senior secured notes due 2016 in an aggregate principal amount of $417,774,000 issued pursuant to the Third Lien Indenture, and any other notes issued from time to time under the Third Lien Indenture.
“Third Lien Obligations” means (a) the Third Lien Note Obligations and (b) subject to Section 5.7, the Additional Third Lien Obligations.
“Third Lien Secured Parties” means, at any relevant time, (a) the Third Lien Note Secured Parties and (b) the Additional Third Lien Secured Parties.
“Third Lien Security Documents” means the Security Documents (as defined in the Third Lien Indenture), each Grantor Joinder and any other agreement, document or instrument pursuant to which a Lien is granted securing the Third Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.
“Third Lien Subsidiary Guaranty” has the meaning assigned to that term in the recitals hereto.
“Third Lien Standstill Period” has the meaning assigned to that term in Section 3.1(a).
“Third Lien Trustee” has the meaning assigned to that term in the preamble hereto.
“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
Section 1.2    Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, Refinanced or otherwise modified; (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 1.3    Interpretive Effect of Refinancing. Following a Refinancing of First Lien Obligations made in accordance with the terms of this Agreement (including Sections 5.3 and 5.5), each reference to a First Lien Loan Agreement hereunder shall be deemed for all purposes to be a reference to the associated Refinance Agreement, each reference to the First Lien Financing Documents hereunder shall be deemed for all purposes to be a reference to the associated Refinance Documents, each reference to First Lien Loans shall be deemed for all purposes to be a reference to the associated Refinancing Indebtedness, and each reference to First Lien Security Documents shall be deemed for all purposes to be a reference to the Refinancing Security Documents.

ARTICLE II.

LIEN PRIORITIES
Section 2.1    Relative Priorities. (1) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First Lien Obligations granted on the Collateral, the Second Lien Obligations granted on the Collateral or the Third Lien Obligations granted on the Collateral, and notwithstanding any provision of the UCC or any other applicable law, or of the Second Lien Financing Documents or of the Third Lien Financing Documents, or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees that:
(i)    any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the Initial First Lien Collateral Agent, the Initial Additional First Lien Collateral Agent, any Additional First Lien Representative or any First Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations;
(ii)    any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent or any Second Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations; and
(iii)    all Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.
(b)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First Lien Obligations granted on the Collateral, the Second Lien Obligations granted on the Collateral or the Third Lien Obligations granted on the Collateral, and notwithstanding any provision of the UCC or any other applicable law, or of the Second Lien Financing Documents or of the Third Lien Financing Documents, or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or the Second Lien Obligations, or any other circumstance whatsoever, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby agrees that:
(i)    any Lien on the Collateral securing any First Lien Obligations or any Second Lien Obligations now or hereafter held by or on behalf of the Initial First Lien Collateral Agent, the Initial Additional First Lien Collateral Agent, any Additional First Lien Representative or any First Lien Secured Parties, or of the Second Lien Collateral Agents or any Second Lien Secured Parties, or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Third Lien Obligations;
(ii)    any Lien on the Collateral securing any Third Lien Obligations now or hereafter held by or on behalf of the Third Lien Collateral Agent or any Third Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations or any Second Lien Obligations; and
(iii)    all Liens on the Collateral securing any First Lien Obligations or Second Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Third Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations or Second Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.
Section 2.2    Prohibition on Contesting Liens. Each of the Initial First Lien Collateral Agent, for itself and on behalf of each Initial First Lien Secured Party, the Initial Additional First Lien Collateral Agent, for itself and on behalf of each Initial Additional First Lien Secured Party, the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, the Third Lien Collateral Agent, for itself and on behalf of each Third Lien Secured Party, and each Authorized Collateral Agent that becomes a party hereto after the date hereof, on behalf of itself and on behalf of the applicable Secured Parties, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, attachment, validity or enforceability of (1) the First Lien Obligations or any Lien held by or on behalf of any of the First Lien Secured Parties in the Collateral, (1) or the Second Lien Obligations or any Lien held by or on behalf of any of the Second Lien Secured Parties in the Collateral, or (1), the Third Lien Obligations or any Lien held by or on behalf of any of the Third Lien Secured Parties in the Collateral, as the case may be, or the provisions of this Agreement; provided that, subject to Section 10.24, nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens as provided in Sections 2.1 and 3.1.
Section 2.3    No New Liens. Following the date hereof, and with respect to clauses (a) through (d) below, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the parties hereto agree that the Grantors shall not, and shall not permit any other Grantor to:
(a)    grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants Liens on such asset or property to secure each series of First Lien Obligations (equally and ratably among such First Lien Obligations, subject to the First Lien Intercreditor Agreement) which shall each be senior to the Lien securing the Second Lien Obligations as provided in this Agreement, and to secure the Third Lien Obligations which shall be junior to the Lien securing the Second Lien Obligations as provided in this Agreement;
(b)    grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations (equally and ratably among such Second Lien Obligations) and the Third Lien Obligations (equally and ratably among such Third Lien Obligations), each of which shall be junior to the Lien securing the First Lien Obligations as provided in this Agreement;
(c)    grant or permit any additional Liens on any asset or property to secure any Third Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations (equally and ratably among such First Lien Obligations, subject to the First Lien Intercreditor Agreement) and the Second Lien Obligations (equally and ratably among such Second Lien Obligations), each of which shall be senior to the Lien securing the Third Lien Obligations as provided in this Agreement; or
(d)    (1)    grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other First Lien Obligations (subject to the First Lien Intercreditor Agreement), or (1) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other Second Lien Obligations, or (1) grant or permit any additional Liens on any asset or property to secure any Third Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other Third Lien Obligations.
To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the other First Lien Secured Parties, (A) the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2, and (B) the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

Section 2.4    Similar Liens. The parties hereto agree that it is their intention that the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be substantially identical. In furtherance of the foregoing and of Section 10.10, the parties hereto agree, subject to the other provisions of this Agreement, upon reasonable request by the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent, to cooperate in good faith (and to direct their respective counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents.
Section 2.5    Acknowledgment of First Lien Security Interests. (a) Each of the Initial First Lien Collateral Agent, for itself and on behalf of each Initial First Lien Secured Party, the Initial Additional First Lien Collateral Agent, for itself and on behalf of the each Initial Additional First Lien Secured Party, and each Additional First Lien Representative, for itself and on behalf of each Additional First Lien Secured Party, acknowledges and agrees that, pursuant to the First Lien Security Documents, each of the applicable Grantors has granted to each such collateral agent, for the benefit of the applicable First Lien Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the First Lien Collateral to secure the payment and performance of all applicable present and future First Lien Obligations. Each of the Initial First Lien Collateral Agent, for itself and on behalf of each Initial First Lien Secured Party, the Initial Additional First Lien Collateral Agent, for itself and on behalf of each Initial Additional First Lien Secured Party, and each Additional First Lien Representative, for itself and on behalf of each Additional First Lien Secured Party, acknowledges and agrees that, pursuant to the First Lien Security Documents, the aforementioned security interests granted to such collateral agents, for the benefit of the First Lien Secured Parties, shall for all purposes and at all times secure the First Lien Obligations on an equal and ratable basis, in each case subject to the provisions of the First Lien Intercreditor Agreement.
(b)    The Initial First Lien Collateral Agent, the Initial Additional First Lien Collateral Agent and any other Authorized Collateral Agent in respect of First Lien Secured Parties will act for the benefit solely and exclusively of all present and future First Lien Secured Parties and will hold the First Lien Collateral and the Liens thereon as security for the payment and performance of all present and future First Lien Obligations, in each case, under the terms and conditions of this Agreement and the First Lien Security Documents.
Section 2.6    Acknowledgment of Second Lien Security Interests. (a) The Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, acknowledges and agrees that, pursuant to the Second Lien Security Documents, each of the applicable Grantors has granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Second Lien Collateral to secure the payment and performance of all present and future Second Lien Obligations. The Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, acknowledges and agrees that, pursuant to the Second Lien Security Documents, the aforementioned security interest granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, shall for all purposes and at all times secure the Second Lien Obligations on an equal and ratable basis.
(b)    The Second Lien Collateral Agent and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Second Lien Secured Parties and will hold the Second Lien Collateral and the Liens thereon as security for the payment and performance of all present and future Second Lien Obligations, in each case, under the terms and conditions of this Agreement and the Second Lien Security Documents.
Section 2.7    Acknowledgment of Third Lien Security Interests. (a) The Third Lien Collateral Agent, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that, pursuant to the Third Lien Security Documents, each of the applicable Grantors has granted to the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Third Lien Collateral to secure the payment and performance of all present and future Third Lien Obligations. The Third Lien Collateral Agent, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that, pursuant to the Third Lien Security Documents, the aforementioned security interest granted to the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, shall for all purposes and at all times secure the Third Lien Obligations on an equal and ratable basis.
(b)    The Third Lien Collateral Agent and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Third Lien Secured Parties and will hold the Third Lien Collateral and the Liens thereon as security for the payment and performance of all present and future Third Lien Obligations, in each case, under terms and conditions of this Agreement and the Third Lien Security Documents.
Section 2.8    Nature of First Priority Obligations. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Agent, for itself and on behalf of each Third Lien Secured Party, acknowledges that a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased (subject to the First Lien Cap Amount) or reduced and subsequently reborrowed without affecting the lien subordination or other provisions of this Agreement.
ARTICLE III.

ENFORCEMENT
Section 3.1    Exercise of Remedies. (a) Until the Discharge of First Lien Obligations has occurred (and, in the case of the Third Lien Secured Parties, until the Discharge of Second Lien Obligations has occurred), whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the Second Lien Secured Parties and the

Third Lien Secured Parties:
(i)    will not institute or seek to institute any Enforcement Action; provided, however, that prior to the Discharge of First Lien Obligations, the Second Lien Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (A) the date on which the applicable Debt Representative declares the existence of a Second Lien Debt Default under the applicable Second Lien Financing Documents of any Series so long as such Second Lien Debt Default is continuing and demands the repayment of all the principal amount of the Second Lien Obligations of such Series; and (B) the date on which the First Lien Collateral Agent receives notice from the applicable Debt Representative of such declaration of a Second Lien Debt Default so long as such Second Lien Debt Default is continuing (the “Second Lien Standstill Period”); provided, further, however, that prior to the occurrence of both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 240 days has elapsed since the later of: (A) the date on which the applicable Debt Representative declares the existence of a Third Lien Debt Default under the applicable Third Lien Financing Documents of any Series so long as such Third Lien Debt Default is continuing and demands the repayment of all the principal amount of the Third Lien Obligations of such Series; and (B) the date on which each of the First Lien Collateral Agent and the Second Lien Collateral Agent has received notice from the applicable Debt Representative of such declaration of a Third Lien Debt Default so long as such Third Lien Debt Default is continuing (the “Third Lien Standstill Period”, and together with the Second Lien Standstill Period, the “Standstill Periods”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Collateral Agent, Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party exercise any rights or remedies with respect to the Collateral if (A) notwithstanding the expiration of the applicable Standstill Period, the First Lien Collateral Agent or any other First Lien Secured Party (or, as to any Third Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party) shall have commenced and be diligently pursuing the exercise of any Enforcement Action with respect to all or any material portion of the Collateral and shall have provided notice of the commencement of such exercise to the Second Lien Collateral Agent and/or the Third Lien Collateral Agent, as applicable or (B) at any time the Grantor which has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding except solely for and to the extent of the actions expressly permitted to be taken in any such Insolvency or Liquidation Proceeding pursuant to the provisions of Article VI;
(ii)    will not contest, protest, hinder, delay or object to any foreclosure proceeding or action brought by any First Lien Secured Party (and, in the case of the Third Lien Secured Parties, by any Second Lien Secured Party) or any other exercise by any First Lien Secured Party (and, in the case of the Third Lien Secured Parties, by any Second Lien Secured Party) of any rights and remedies relating to the Collateral under the First Lien Financing Documents (and, in the case of the Third Lien Secured Parties, the Second Lien Financing Documents) or otherwise; and
(iii)    subject to their rights under Section 3.1(a)(i), except as may be permitted in Section 3.1(d), will not object to the forbearance by the First Lien Secured Parties (and, in the case of the Third Lien Secured Parties, by the Second Lien Secured Parties) from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; provided that such forbearance shall not toll any Standstill Period;
provided that, in the case of (i), (ii) and (iii) of this Section 3.1(a), the Liens granted to secure the Second Lien Obligations and the Third Lien Obligations shall attach to any proceeds resulting from actions taken by the First Lien Collateral Agent or any other Secured Party in accordance with this Agreement subject to the relative priorities described in Section 2.
(b)    Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.1(a)(i), the First Lien Secured Parties shall have the right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the exercise of remedies or with respect to the Collateral without any consultation with or the consent of any Second Lien Secured Party or any Third Lien Secured Party; provided that, subject to Section 5.1, the Lien securing the Second Lien Obligations and the Lien securing the Third Lien Obligations shall remain on the proceeds of such Collateral disposed of in connection with such exercise of remedies subject to the relative priorities described in Section 2 and only to the extent such proceeds were not applied to the Discharge of First Lien Obligations. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Financing Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the right to an agent appointed by the First Lien Collateral Agent or any other First Lien Secured Party to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or Disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
(c)    Until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations both have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.1(a)(i), the Second Lien Secured Parties shall have the right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the exercise of remedies or with respect to the Collateral without any consultation with or the consent of any Third Lien Secured Party; provided that, subject to Section 5.1, the Lien securing the Third Lien Obligations shall remain on the proceeds of such Collateral disposed of in connection with such exercise of remedies subject to the relative priorities described in Section 2 and only to the extent such proceeds were not applied to the Discharge of Second Lien Obligations. In exercising rights and remedies with respect to the Collateral, the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Financing Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the right to an agent appointed by the Second Lien Collateral Agent or any other Second Lien Secured Party to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or Disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction
(d)    Notwithstanding anything to the contrary in this Agreement, but subject to Section 10.24, the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party may:
(i)    file a claim or statement of interest with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(ii)    take any action ((A) not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any of the First Lien Secured Parties to exercise remedies in respect thereof, and (B) in the case of actions by the Third Lien Collateral Agent or any other Third Lien Secured Party, not adverse to the priority status of the Liens on the Collateral securing the Second Lien Obligations, or the rights of any of the Second Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
(iii)    file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, in each case in accordance with and not inconsistent with the terms of this Agreement;
(iv)    file any pleadings, objections, motions or agreements (x) which assert rights or interests available to unsecured creditors of the Grantors or (y) in the case of a sale or other Disposition of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code, which assert rights or interests available to secured creditors of the Grantors, in each case arising under either any Insolvency or Liquidation Proceeding or applicable non-Bankruptcy Law, in each case not inconsistent with the terms of this Agreement;
(v)    vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with and not inconsistent with the terms of this Agreement, with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, and the Collateral;
(vi)    file any pleadings, objections, motions, or agreements that assert rights or interests available to unsecured creditors of any Grantor arising under the Bankruptcy Code, any similar law, or any applicable law, but in each case in accordance with the terms of this Agreement (it being understood that, without limiting the generality of the foregoing, exercising the right, if any, of any Secured Party (in its capacity as such) other than the First Lien Collateral Agent to file an involuntary petition against any Grantor shall not be in accordance with the terms of this Agreement);
(vii)    exercise any other rights and remedies as an unsecured creditor against any Grantor in accordance with the provisions of the applicable Financing Documents and applicable law, but in each case in accordance with the terms of this Agreement; and
(viii)    exercise any of its rights or remedies with respect to the Collateral after the termination of the applicable Standstill Period to the extent permitted by Section 3.1(a)(i).
For avoidance of doubt, but subject to Section 10.24, any Secured Party (to the extent such party is entitled to do so under its applicable Financing Documents and applicable law) may seek any equitable relief (including injunctive relief) available to such Secured Party (including as undersecured or unsecured creditor) in accordance with the terms of the applicable Financing Documents and applicable law, but in each case in accordance with the terms of this Agreement (it being understood that, without limiting the generality of the foregoing, any such equitable relief that would impair or otherwise adversely impact the Collateral or that would impair, delay, limit, or otherwise adversely affect the exercise of any right or remedy of the First Lien Collateral Agent or any other First Lien Secured Party in connection with any Collateral shall not be in accordance with this Agreement; provided, however, that the mere incurrence of costs, fees and expenses of the Tribe, the Authority or any other Grantor in defending such action shall not in itself be deemed to impair or otherwise adversely impact the Collateral or impair, delay, limit or adversely affect the exercise of any right or remedy of the First Lien Collateral Agent or any other First Lien Secured Party). Nothing contained in this Agreement shall be deemed to constitute an acknowledgment by any party hereto that any Secured Parties are entitled to be granted any equitable relief in their favor, and any party hereto (through their respective Authorized Collateral Agent or Debt Representative, if applicable) shall be entitled to oppose the granting of any such requested equitable relief on any grounds, including under this Agreement or applicable law.
Subject to Sections 3.1(a), 3.1(d) and 6.3(b), the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any Enforcement Action in its capacity as a creditor until the Discharge of First Lien Obligations shall have occurred, and, in respect of the Third Lien Collateral Agent, until the Discharge of Second Lien Obligations shall have occurred, or in each case as otherwise expressly permitted under this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations (and, as to the Third Lien Secured Parties, the Discharge of Second Lien Obligations) has occurred, except as expressly provided in Section 3.1(a), this Section 3.1(d) and Section 6.3(b), the sole right of the Second Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Financing Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred, and the sole right of the Third Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Third Lien Financing Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations and after the Discharge of Second Lien Obligations have both occurred.
(e)    Subject to Sections 3.1(a), 3.1(d) and 6.3(b):
(i)    (A) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that the Second Lien Secured Parties will not take any action with respect to the Collateral that would hinder any exercise of remedies under the First Lien Financing Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other Disposition of the Collateral, whether by foreclosure or otherwise, and (B) the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, agrees that the Third Lien Secured Parties will not take any action with respect to the Collateral that would hinder any exercise of remedies under the First Lien Financing Documents or the Second Lien Financing Documents, or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other Disposition of the Collateral, whether by foreclosure or otherwise;
(ii)    (A) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as junior lien creditors or otherwise to object to the manner in which the First Lien Collateral Agent or any other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties, and (B) the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, hereby waives any and all rights it or the Third Lien Secured Parties may have as junior lien creditors or otherwise to object to the manner in which the First Lien Collateral Agent or any other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, or the Second Lien Collateral Agent or any other Second Lien Secured Parties seek to enforce or collect the Second Lien Obligations or the Liens securing the Second Lien Obligations granted in any of the Second Lien Collateral undertaken in accordance with this Agreement, in each case regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties, or whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Secured Parties or the Second Lien Collateral Agent or the Second Lien Secured Parties is adverse to the interest of the Third Lien Secured Parties; and
(iii)    (A) the Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Financing Documents (other than this Agreement) shall be effective to restrict or be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Financing Documents, and (B) the Third Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Third Lien Financing Documents (other than this Agreement) shall be effective to restrict or be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties or the Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Financing Documents and the Second Lien Financing Documents.
(f)    Except as otherwise specifically set forth or referred to in Section 3.1(e), the Second Lien Collateral Agent and the Second Lien Secured Parties, and the Third Lien Collateral Agent and the Third Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Financing Documents, or the Third Lien Obligations in accordance with the terms of the Third Lien Financing Documents, as applicable, and applicable law; provided that, in the event that any Second Lien Secured Party or Third Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations or Third Lien Obligations, as applicable, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien

Obligations or the Second Lien Obligations) as the other Liens securing the Second Lien Obligations or Third Lien Obligations are subject to this Agreement.
(g)    Section 3.1 hereof shall not be construed to in any way limit or impair the right of (i) any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any of them, (ii) any Second Lien Secured Party’s right to receive any remaining proceeds of Collateral after the Discharge of First Lien Obligations, or (iii) any Third Lien Secured Party’s right to receive any remaining proceeds of Collateral after the Discharge of First Lien Obligations and Discharge of Second Lien Obligations.
(h)    Nothing in this Agreement shall prohibit the receipt by any of the Second Lien Secured Parties or the Third Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations as set forth in the Second Lien Note Documents as in effect on this date (subject to any modifications thereto permitted pursuant to Section 5.3(b)) or in the Additional Second Lien Financing Documents as in effect on the date on which a fully executed Second Lien Joinder in respect of the applicable Additional Second Lien Agreement shall have been delivered in accordance with Section 5.7 (subject to any modifications thereto permitted pursuant to Section 5.3(c)), or in respect of the Third Lien Obligations as set forth in the Third Lien Financing Documents as in effect on this date (subject to any modifications thereto permitted pursuant to Section 5.3(b)) or as in effect on the date on which a fully executed Third Lien Joinder in respect of the applicable Additional Third Lien Agreement shall have been delivered in accordance with Section 5.7 (subject to any modifications thereto permitted pursuant to Section 5.3(c)) so long as, to the extent Sections 3.1(a), 3.1(d) and 6.3(b) do not apply, such receipt is not the direct or indirect result of any Enforcement Action or other enforcement in each case with respect to the Collateral in contravention of this Agreement.
(i)    Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Secured Parties may have with respect to the First Lien Collateral.
ARTICLE IV.

PAYMENTS
Section 4.1    Application of Proceeds. (a) So long as the Discharge of First Lien Obligations has not occurred, any Collateral (including, without limitation, any revenue of any Grantor, irrespective of whether such Grantor has deposited such revenue into a deposit account subject to an account control agreement) or proceeds thereof received by the First Lien Collateral Agent in connection with the sale or other Disposition of, or collection or realization on, such Collateral by the First Lien Collateral Agent whether or not in any Insolvency or Liquidation Proceeding or upon the exercise of any rights or remedies relating to the Collateral by the First Lien Collateral Agent and all payments or distributions of any kind received in connection with the same, shall be applied by the First Lien Collateral Agent first to the First Lien Obligations in such order as specified in the First Lien Intercreditor Agreement and the other relevant First Lien Financing Documents.
(b)    Upon the Discharge of First Lien Obligations, any remaining Collateral or proceeds thereof shall be delivered to the Second Lien Collateral Agent in the same form as received, with any necessary endorsements (such endorsements to be without recourse and without any representation or warranty) or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Collateral Agent to the Second Lien Obligations. The Second Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Second Lien Collateral, subject to Section 4.2, in accordance with Section 8.24.
(c)    Upon the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, any remaining Collateral or proceeds thereof shall be delivered to the Third Lien Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Third Lien Collateral Agent to the Third Lien Obligations. The Third Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Third Lien Collateral, subject to Section 4.2, in accordance with Section 9.24.
Section 4.2    Payments Over. a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any of the Second Lien Secured Parties or Third Lien Secured Parties (i) in connection with any Insolvency or Liquidation Proceeding, (ii) in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or (iii) in contravention of this Agreement, shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements (but without representation or warranty) or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Secured Parties or Third Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.
(b)    Following the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations occurs, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any of the Third Lien Secured Parties (i) in connection with any Insolvency or Liquidation Proceeding, (ii) in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or (iii) in contravention of this Agreement, shall be segregated and held in trust and forthwith paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties in the same form as received, with any necessary endorsements (but without representation or warranty) or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Third Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations
ARTICLE V.

OTHER AGREEMENTS
Section 5.1    Releases. (a) i) If in connection with the exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Collateral Agent, for itself and/or for the benefit of the Second Lien Secured Parties, or of the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such part of the Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of any Second Lien Secured Party or Third Lien Secured Party. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent such termination statements, releases and other documents as the First Lien Collateral Agent or such Grantor may reasonably request to effectively confirm such release.
(ii)    If in connection with the exercise of the Second Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1, the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such part of the Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of any Third Lien Secured Party. The Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, promptly shall execute and deliver to the Second Lien Collateral Agent such termination statements, releases and other documents as the Second Lien Collateral Agent or such Grantor may reasonably request to effectively confirm such release.
(b)    i)    If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) other than in connection with any Enforcement Action, so long as such Disposition shall have otherwise complied (A) with the provisions of the Initial First Lien Loan Agreement, (B) with the provisions of each other First Lien Financing Document (as in effect on the date hereof), (C) with the provisions of the Second Lien Financing Documents (as in effect on the date hereof), and (D) with the provisions of the Third Lien Financing Documents (as in effect on the date hereof), the First Lien Collateral

Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, or of the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of the Collateral Agent, the Authority, any Restricted Subsidiary (as such term is defined in the Second Lien Indenture) or any Second Lien Secured Party or Third Lien Secured Party; provided, however, that, if the Liens securing the First Lien Obligations are released in connection with the Discharge of First Lien Obligations, the Liens securing the Second Lien Obligations or the Third Lien Obligations will not be required to be released except to the extent the Collateral or any portion thereof is disposed or otherwise transferred or used in order to repay the First Lien Obligations secured by such Collateral or, following Discharge of First Lien Obligations, used in order to repay the Second Lien Obligations secured by such Collateral. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent (and, if applicable, the Second Lien Collateral Agent) such termination statements, releases and other documents as the First Lien Collateral Agent (or, if applicable, the Second Lien Collateral Agent) may reasonably request to effectively confirm such release.
(ii)    If in connection with any Disposition other than in connection with any Enforcement Action, so long as such Disposition shall have otherwise complied (A) with the provisions of the First Lien Financing Documents (as in effect on the date hereof), (B) with the provisions of the Second Lien Indenture, (C) with the provisions of the other Second Lien Financing Documents (as in effect on the date hereof), and (D) with the provisions of the Third Lien Financing Documents (as in effect on the date hereof), the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of the Collateral Agent, the Authority, any Restricted Subsidiary (as such term is defined in the Third Lien Indenture) or any Third Lien Secured Party; provided, however, that, if the Liens securing the Second Lien Obligations are released in connection with the Discharge of Second Lien Obligations, the Liens securing the Third Lien Obligations will not be required to be released except to the extent the Collateral or any portion thereof is disposed or otherwise transferred or used in order to repay the Second Lien Obligations secured by such Collateral or, following Discharge of Second Lien Obligations, used in order to repay the Third Lien Obligations secured by such Collateral. The Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, promptly shall execute and deliver to the Second Lien Collateral Agent such termination statements, releases and other documents as the Second Lien Collateral Agent may reasonably request to effectively confirm such release.

(c)    i)    Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact, coupled with an interest, with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent and/or the Third Lien Collateral Agent, or such holder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 and Section 5.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 and Section 5.2, including any endorsements or other instruments of transfer or release.
(ii)    Following the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations occurs, the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, hereby irrevocably constitutes and appoints the Second Lien Collateral Agent and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact, coupled with an interest, with full irrevocable power and authority in the place and stead of the Third Lien Collateral Agent, or such holder or in the Second Lien Collateral Agent’s own name, from time to time in the Second Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 and Section 5.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 and Section 5.2, including any endorsements or other instruments of transfer or release.
(d)    To the extent that any First Lien Secured Party obtains any new liens or additional guaranties from any Grantor, then the Second Lien Collateral Agent, for itself and for the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the Lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.
(e)    The Liens granted to secure the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations shall attach to any proceeds resulting from actions taken as contemplated by Sections 5.1(a) and 5.1(b), subject to the relative priorities and provisions described herein, including, without limitation, Sections 2.1 and 3.1, and in the case of the Liens granted to secure the First Lien Obligations or Second Lien Obligations, subject to clause (f) below.
(f)    Upon 1) the Discharge of First Lien Obligations, the First Lien Secured Parties’ Liens upon the Collateral will be automatically released and the First Lien Collateral Agent shall deliver all Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, second, to the Third Lien Collateral Agent to the extent Third Lien Obligations remain outstanding, and third, to the Grantors to the extent no First Lien Obligations, Second Lien Obligations or Third Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Second Lien Collateral Agent following the Discharge of First Lien Obligations, at the sole expense of the Grantors, in connection with the Second Lien Collateral Agent obtaining a first priority interest in the Pledged Collateral, subject to Permitted Liens (as such term is defined in the Second Lien Indenture) or as a court of competent jurisdiction may otherwise direct, and 1) the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Second Lien Collateral Agent’s Liens upon the Collateral will be automatically released and the Second Lien Collateral Agent shall deliver all Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Third Lien Collateral Agent to the extent Third Lien Obligations remain outstanding, and second, to the Grantors to the extent no Second Lien Obligations or Third Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The Second Lien Collateral Agent further agrees to take all other action reasonably requested by the Third Lien Collateral Agent following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, at the sole expense of the Grantors, in connection with the Third Lien Collateral Agent obtaining a first priority interest in the Pledged Collateral, subject to Permitted Liens (as such term is defined in the Third Lien Indenture) or as a court of competent jurisdiction may otherwise direct.
Section 5.2    Insurance; Condemnation. a) Unless and until the Discharge of First Lien Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the First Lien Financing Documents, the First Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral; provided that with respect to any Collateral used in connection with or derived from the operation of gaming regulated by IGRA, the First Lien Secured Parties shall not have such rights unless an “Event of Default” as defined in the First Lien Financing Documents has occurred and is continuing. In furtherance of the foregoing, the First Lien Collateral Agent shall be authorized to instruct any issuer of insurance with respect to the Collateral for any Grantor to pay any checks in respect of the Collateral only to the First Lien Collateral Agent and, if for any reason the Second Lien Collateral Agent or the Third Lien Collateral Agent is named on any such check, the Second Lien Collateral Agent or the Third Lien Collateral Agent, as applicable, shall promptly sign all documents necessary to enable the First Lien Collateral Agent to deposit such check and receive the funds payable under such check (the First Lien Collateral Agent may, at its option, execute such documents on behalf of the Second Lien Collateral Agent or the Third Lien Collateral Agent under the powers granted under Section 5.1(b)). Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Financing Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral and to the extent required by the First Lien Financing Documents shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Financing Documents (including, without limitation, for purposes of cash collateralization of letters of credit thereunder) and thereafter, to the extent no First Lien Obligations are outstanding, and subject to the rights (if any) of the Grantors under the Second Lien Financing Documents, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties to the extent required under the Second Lien Financing Documents, and then, to the extent no Second Lien Obligations are outstanding, to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties to the extent required under the Third Lien Financing Documents, and then, to the extent no Third Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if any of the Second Lien Secured Parties or Third Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.
(b)    Following the Discharge of First Lien Obligations, unless and until the Discharge of Second Lien Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Second Lien Financing Documents, the Second Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral; provided that with respect to any Collateral used in connection with or derived from the operation of gaming regulated by IGRA, the Second Lien Secured Parties shall not have such rights unless an “Event of Default” as defined in the Second Lien Financing Documents has occurred and is continuing. In furtherance of the foregoing, the Second Lien Collateral Agent shall be authorized to instruct any issuer of insurance with respect to the Collateral for any Grantor to pay any checks in respect of the Collateral only to the Second Lien Collateral Agent and, if for any reason the Third Lien Collateral Agent is named on any such check, the Third Lien Collateral Agent shall promptly sign all documents necessary to enable the Second Lien Collateral Agent to deposit such check and receive the funds payable under such check (the Second Lien Collateral Agent may, at its option, execute such documents on behalf of the Third Lien Collateral Agent under the powers granted under Section 5.1(b)). Following the Discharge of First Lien Obligations, unless and until the Discharge of Second Lien Obligations has occurred, and subject to the rights of the Grantors under the Third Lien Financing Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral and to the extent required by the Second Lien Financing Documents shall be paid to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Financing Documents and thereafter, to the extent no Second Lien Obligations are outstanding, and subject to the rights (if any) of the Grantors under the Third Lien Financing Documents, to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties to the extent required under the Third Lien Financing Documents, and then, to the extent no Third Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Second Lien Obligations has occurred, if any of the Third Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.
Section 5.3    Amendments to First Lien Financing Documents, Second Lien Financing Documents. (a) The First Lien Financing Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the First Lien Obligations may be Refinanced in whole or in part, in each case, without notice to, or the consent of the Second Lien Collateral Agent or the Third Lien Collateral Agent, the Second Lien Secured Parties or the Third Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that (i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations or Third Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Section 5.7, and (C) any such Refinancing Indebtedness shall not be permitted to constitute any two or more of First Lien Obligations, Second Lien Obligations and Third Lien Obligations, and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the Second Lien Collateral Agent:
(i)    increase the aggregate sum (without duplication) of the following in excess of the First Lien Cap Amount: (x) the then outstanding aggregate principal amount of the Indebtedness under the First Lien Financing Documents or the Refinance Documents, as applicable, plus (y) the aggregate amount of all undrawn commitments to extend credit under the Initial First Lien Loan Agreement or the Refinance Documents, as applicable, plus (z) the aggregate amount available to be drawn under all outstanding letters of credit under the Initial First Lien Loan Agreement or the Refinance Documents, as applicable, or
(ii)    contravene the provisions of this Agreement.
(b)    The Second Lien Financing Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms (provided that any such amendment, restatement, supplement or other modification does not contravene the provisions of this Agreement), and the Second Lien Obligations may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is required to permit such amendment, supplement or other modification or such Refinancing transaction under any First Lien Financing Document, any Second Lien Financing Document or any Third Lien Financing Document) of any First Lien Secured Party or any Third Lien Secured Party, all without affecting the Lien subordination or other provisions of this Agreement, provided, however, that, i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien

Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Section 5.7, and (C) any such Refinancing Indebtedness shall not be permitted to constitute two or more of First Lien Obligations, Second Lien Obligations and Third Lien Obligations, and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the Third Lien Collateral Agent:
(i)    increase the aggregate sum (without duplication) of the Second Lien Indebtedness in excess of the amount permitted under any Third Lien Financing Document then in effect, or
(ii)    contravene the provisions of this Agreement.
(c)    The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that each Second Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of March 6, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among Mohegan Tribal Gaming Authority, Northeast Concessions, L.P., Mohegan Golf, LLC, Mohegan Commercial Ventures PA, LLC, Mohegan Ventures Northwest, LLC, Mohegan Ventures Wisconsin, LLC, MTGA Gaming, LLC, Wisconsin Tribal Gaming, LLC, Downs Racing, L.P., a Pennsylvania limited partnership, Backside, L.P., Mill Creek Land, L.P., Bank of America, N.A., as Initial First Lien Collateral Agent, Wells Fargo Gaming Capital, LLC, as Initial Additional First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent and as Third Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
(d)    The Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, agrees that each Third Lien Security Document shall include the following language (or language to similar effect approved by the Second Lien Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Third Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Third Lien Collateral Agent hereunder are subject to the provisions of the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of March 6, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among Mohegan Tribal Gaming Authority, Northeast Concessions, L.P., Mohegan Golf, LLC, Mohegan Commercial Ventures PA, LLC, Mohegan Ventures Northwest, LLC, Mohegan Ventures Wisconsin, LLC, MTGA Gaming, LLC, Wisconsin Tribal Gaming, LLC, Downs Racing, L.P., a Pennsylvania limited partnership, Backside, L.P., Mill Creek Land, L.P., Bank of America, N.A., as First Lien Collateral Agent, Wells Fargo Gaming Capital, LLC, as Initial Additional First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent, and as Third Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
Section 5.4    Bailee for Perfection. (a) i) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Secured Parties and as bailee for the Second Lien Collateral Agent and the Third Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8301(a)(2) and 9-313(c) of the UCC) and any assignee of the Second Lien Collateral Agent or the Third Lien Collateral Agent solely for the purpose of perfecting the security interest granted under the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents, respectively, subject to the terms and conditions of this Section 5.4. In the event that the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party shall come into possession of any Pledged Collateral prior to the Discharge of First Lien Obligations in contravention of this Agreement, then the Second Lien Collateral Agent or such other Second Lien Secured Party, or the Third Lien Collateral Agent or such other Third Lien Secured Party, as applicable, shall deliver such Pledged Collateral to the First Lien Collateral Agent.
(ii)    Following the Discharge of First Lien Obligations, the Second Lien Collateral Agent agrees to hold any Pledged Collateral as collateral agent for the Second Lien Secured Parties and as bailee for the Third Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8301(a)(2) and 9-313(c) of the UCC) and any assignee of the Third Lien Collateral Agent solely for the purpose of perfecting the security interest granted under the Second Lien Financing Documents and the Third Lien Financing Documents, respectively, subject to the terms and conditions of this Section 5.4. In the event that the Third Lien Collateral Agent or any other Third Lien Secured Party shall come into possession of any Pledged Collateral prior to the Discharge of Second Lien Obligations in contravention of this Agreement, then the Third Lien Collateral Agent or such other Third Lien Secured Party, as applicable, shall deliver such Pledged Collateral to the Second Lien Collateral Agent.
(b)    The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent to the Second Lien Collateral Agent and the Third Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the benefit of and on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent and the Third Lien Collateral Agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below. The Second Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Secured Parties or the Third Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the Second Lien Collateral Agent to the Third Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the benefit of and on behalf of the Second Lien Secured Parties and the Third Lien Collateral Agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Second Lien Obligations as provided in paragraph (d) below.
(c)    The First Lien Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document, a fiduciary relationship in respect of any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party. The Second Lien Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document, a fiduciary relationship in respect of the any Second Lien Secured Party or any Third Lien Secured Party.
(d)    Until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Financing Documents as if the Liens of the Second Lien Collateral Agent under the Second Lien Security Documents, and the Liens of the Third Lien Collateral Agent under the Third Lien Security Documents, did not exist. Until the Discharge of First Lien Obligations has occurred, the rights of the Second Lien Collateral Agent and the Third Lien Collateral Agent shall at all times be subject to the terms of this Agreement. After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations has occurred, the Second Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Second Lien Financing Documents as if the Liens of the Third Lien Collateral Agent under the Third Lien Security Documents, did not exist. Until the Discharge of Second Lien Obligations has occurred, the rights of the Third Lien Collateral Agent shall at all times be subject to the terms of this Agreement.

Section 5.5    When Discharge of Obligations Deemed to Not Have Occurred; Additional First Lien Indebtedness. (a) If concurrently with the Discharge of First Lien Obligations or Discharge of Second Lien Obligations, the Authority enters into any Refinancing in full of the then existing First Lien Obligations or Second Lien Obligations (as the case may be), which Refinancing is permitted by this Agreement (including Section 5.3(a)(ii)), and the Second Lien Financing Documents and Third Lien Financing Documents, in each case, as in effect on the date hereof, then such Discharge of First Lien Obligations or Discharge of Second Lien Obligations, as the case may be, shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken or the effectiveness of the provisos in Section 3.1(a)(i) as a result of the occurrence of such first Discharge of First Lien Obligations or Discharge of Second Lien Obligations, as the case may be), and, from and after the date on which such Refinancing Indebtedness is incurred in accordance with the terms hereof, the obligations under such Refinancing shall automatically be treated as First Lien Obligations or Second Lien Obligations, as the case may be, for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the applicable New First Lien Agent or New Second Lien Agent (each as hereinafter defined) under such new First Lien Financing Documents or new Second Lien Financing Documents, as the case may be, shall be the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, for all purposes of this Agreement.
(b)    The Grantors will be permitted, subject to Section 5.3, to (i) Refinance the First Lien Obligations in full or in part or (ii) in the event that no First Lien Obligations are then outstanding and the Discharge of First Lien Obligations shall have occurred with respect to the most recent First Lien Obligations, incur new First Lien Obligations, in either case under an Additional First Lien Financing Document (the Indebtedness incurred under clause (i) or (ii) shall be referred to in this Section 5.5 as “Additional First Lien Indebtedness”), and in connection therewith, designate as a holder of First Lien Obligations hereunder lenders and agents (including any New First Lien Agent) thereunder, in each case only to the extent the Refinancing Indebtedness or new Indebtedness is incurred in accordance with the terms of this Agreement (including Section 5.3 and this Section 5.5). The Grantors shall effect such designation by delivering to each then existing Authorized Collateral Agent and Debt Representative, each of the following:
(i)    on or prior to the date on which such Additional First Lien Indebtedness is incurred, an Officers’ Certificate stating that the Grantors intend to incur such Additional First Lien Indebtedness as Refinancing Indebtedness or Indebtedness under a new First Lien Financing Document, and certifying that (A) such incurrence is permitted and does not violate or result in any default under any then existing First Lien Financing Document, Second Lien Financing Document or Third Lien Financing Document (other than any incurrence of First Lien Obligations that would simultaneously repay all First Lien Obligations under the First Lien Financing Documents under which such default would arise) and (B) the definitive documentation associated with such Additional First Lien Indebtedness contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all other holders of existing and future First Lien

Obligations, all holders of existing and future Second Lien Obligations and all holders of existing and future Third Lien Obligations, and each existing and future Debt Representative as follows: (x) that the holders of all obligations associated with such Additional First Lien Indebtedness are bound by the provisions of, and agree to the terms of, this Agreement and (y) consenting to and directing the applicable New First Lien Agent or other representative with respect to such Additional First Lien Indebtedness to perform its obligations under this Agreement; provided that such Additional First Lien Indebtedness shall not be permitted to constitute Indebtedness in respect of two or more of First Lien Obligations, Second Lien Obligations or Third Lien Obligations;
(ii)    evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that such Additional First Lien Indebtedness is secured by the First Lien Collateral in accordance with this Agreement and the First Lien Security Documents (including any opinions reasonably requested by any New First Lien Agent to confirm the validity and perfection of the First Lien Secured Parties’ Liens in the First Lien Collateral after giving effect to such Additional First Lien Indebtedness);
(iii)    a written notice specifying the name and address of each New First Lien Agent or representative in respect of such Additional First Lien Indebtedness for purposes of Section 10.9; and
(iv)    a copy of the executed First Lien Joinder, executed by each New First Lien Agent (on behalf of each First Lien Secured Party represented by it).
(c)    Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.5(b) to each then existing Authorized Collateral Agent and Debt Representative, the failure to so deliver a copy of any such document to any such Authorized Collateral Agent or Debt Representative (other than the certification described in clause (i) of Section 5.5(b) and the executed First Lien Joinder referred to in clause (iv) of Section 5.5(b), which shall in all cases be required and which shall be delivered to each then existing Authorized Collateral Agent and Debt Representative no later than five Business Days prior to the execution and delivery of the Additional First Lien Financing Documents governing such Additional First Lien Indebtedness) shall not affect the status of such Additional First Lien Indebtedness as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.
(d)    If and to the extent requested by any New First Lien Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to each Authorized Collateral Agent and Debt Representative, each Authorized Collateral Agent will (to the extent the Additional First Lien Indebtedness is incurred in accordance with such Authorized Collateral Agent’s applicable Financing Documents) confirm in writing (by countersigning and acknowledging the First Lien Joinder) that (i) the holders of such contemplated Additional First Lien Indebtedness will be First Lien Secured Parties hereunder and (ii) the obligations of such holders associated with such Additional First Lien Indebtedness are First Lien Obligations hereunder. The failure of any Authorized Collateral Agent to so confirm in writing shall not affect the status of such obligations as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.
(e)    Each then existing Authorized Collateral Agent shall have the right to request that the Authority provide a copy of executed opinions of counsel to be provided to the New First Lien Agents or to the holders of any Additional First Lien Indebtedness incurred in accordance with this Section, to the applicable Authorized Collateral Agent on behalf of the relevant Secured Parties, as to the Additional First Lien Indebtedness being secured by a valid and perfected security interest in the First Lien Collateral. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Authority or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable First Lien Financing Documents, Second Lien Financing Documents and Third Lien Financing Documents.
(f)    Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Authority has entered into a Refinancing in full in respect of the then existing First Lien Obligations or a new First Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New First Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to the Second Lien Collateral Agent or the Third Lien Collateral Agent, as the case may be, the Second Lien Collateral Agent and/or the Third Lien Collateral Agent, as the case may be, shall promptly, at the Grantors’ cost and expense, (i) enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Authority or any such New First Lien Agent shall reasonably request in order to provide to the New First Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New First Lien Agents any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New First Lien Agents to obtain control of such Pledged Collateral).
(g)    If the new First Lien Obligations under the new Additional First Lien Financing Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations or Third Lien Obligations, then the Second Lien Obligations and the Third Lien Obligations shall be secured at such time by a second and third priority Lien on such assets to the same extent provided in the new Additional First Lien Security Documents and this Agreement.
Section 5.6    Appointment of First Lien Collateral Agent as collateral agent on behalf of Second Lien Collateral Agent and Third Lien Collateral Agent. The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, each hereby appoints the First Lien Collateral Agent and the First Lien Collateral Agent agrees to act as collateral agent on behalf of the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties, under each control agreement relating to any deposit accounts or securities accounts subject to a control agreement in favor of the First Lien Collateral Agent (the “Control Accounts”) solely for the purpose of perfecting the security interest of the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties, in such Control Accounts granted under the Second Lien Financing Documents and the Third Lien Financing Documents, respectively, subject to the terms and conditions of this Section 5.
Until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Control Accounts (and all deposits therein) in accordance with the terms of the First Lien Financing Documents. The rights of the Second Lien Collateral Agent and the Third Lien Collateral Agent shall at all times be subject to the terms of this Agreement.
The First Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Collateral Agent or the Third Lien Collateral Agent to assure that any of the Control Accounts or any deposits therein are genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.6. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.6 shall be limited solely to holding the Control Accounts as agent in accordance with this Section 5.6 solely for perfection of the Second Lien Collateral Agent’s liens and the Third Lien Collateral Agent’s liens in such Control Accounts, and the First Lien Collateral Agent acting pursuant to this Section 5.6 shall not have a fiduciary relationship in respect of the Second Lien Collateral Agent or any Second Lien Secured Party or the Third Lien Collateral Agent or any Third Lien Secured Party.
Unless the Lien of the Second Lien Collateral Agent on such Collateral shall have been or concurrently is released, after the occurrence of the Discharge of First Lien Obligations, the First Lien Collateral Agent and the Grantors shall at the request of the Second Lien Collateral Agent have each control agreement assigned to the Second Lien Collateral Agent or otherwise have control of all Control Accounts transferred to the Second Lien Collateral Agent, in each case, to the extent that the Second Lien Financing Documents would entitle the Second Lien Collateral Agent to have control over the Control Accounts. In such a case, the Second Lien Collateral Agent agrees to act as collateral agent on behalf of the Third Lien Secured Parties to the same extent (and subject to the same limitations as set forth in the immediately preceding paragraph, including without limitation the absence of a fiduciary relationship) as the First Lien Collateral Agent has so agreed hereunder and to enter into such further arrangements as the Third Lien Collateral Agent may reasonably request, at the expense of the Authority, to evidence such collateral agency. Unless the Lien of the Third Lien Collateral Agent on such Collateral shall have been or concurrently is released, after the occurrence of the Discharge of Second Lien

Obligations and the Discharge of First Lien Obligations, the Second Lien Collateral Agent and the Grantors shall at the request of the Third Lien Collateral Agent have each control agreement assigned to the Third Lien Collateral Agent or otherwise have control of all Control Accounts transferred to the Third Lien Collateral Agent, in each case, to the extent that the Third Lien Financing Documents would entitle the Third Lien Collateral Agent to have control over the Control Accounts.
For purposes of this Section 5.6, as security for the payment and performance in full of all the Second Lien Obligations and the Third Lien Obligations, each Grantor hereby grants to the First Lien Collateral Agent for the benefit of the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties, a Lien on and security interest in all of the right, title and interest of such Grantor, in and to and under such Control Accounts and the cash, funds, checks, notes, “securities entitlements” (as such terms are defined in the UCC), instruments and other assets from time to time on deposit in any such Control Account, wherever located and whether now existing or hereafter arising or acquired from time to time.
Section 5.7    Additional Second Lien Indebtedness; Additional Third Lien Indebtedness. (a) i) The Second Lien Collateral Agent will act as agent hereunder for, and perform its duties set forth herein on behalf of, each holder of Second Lien Obligations in respect of indebtedness that is incurred after the date hereof that:
(1)    holds Additional Second Lien Obligations that are identified as such in accordance with the procedures set forth in clause (b) of this Section 5.7; and
(2)    signs, through its designated Additional Second Lien Representative identified pursuant to clause (b) of this Section 5.7, and delivers a Second Lien Joinder.
(ii)    The Third Lien Collateral Agent will act as agent hereunder for, and perform its duties set forth herein on behalf of, each holder of Third Lien Obligations in respect of indebtedness that is incurred after the date hereof that:
(1)    holds Additional Third Lien Obligations that are identified as such in accordance with the procedures set forth in clause (b) of this Section 5.7; and
(2)    signs, through its designated Additional Third Lien Representative identified pursuant to clause (b) of this Section 5.7, and delivers a Third Lien Joinder.
(b)    i)    The Grantors will be permitted, subject to Section 5.3, to (x) Refinance the Second Lien Obligations in full or (y) incur Indebtedness in respect of an

Additional Second Lien Agreement and to designate as an additional holder of Second Lien Obligations hereunder lenders, agents and each Additional Second Lien Representative, as applicable, under such Additional Second Lien Agreement, in each case only to the extent such Additional Second Lien Agreement is incurred in accordance with the terms of this Agreement (including this Section 5.7) and only to the extent such incurrence is permitted under the terms of the First Lien Financing Documents, the Third Lien Financing Documents and the Second Lien Financing Documents (to the extent not Refinanced by such Indebtedness). The Grantors shall effect such designation by delivering to each previously identified Authorized Collateral Agent and Debt Representative, each of the following:
(1)    on or prior to the date on which such Additional Second Lien Obligations are incurred, an Officers’ Certificate stating that the Grantors intend to incur additional Indebtedness under such Additional Second Lien Agreement, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the First Lien Financing Documents, the Second Lien Financing Documents (other than any incurrence of Second Lien Obligations that would simultaneously repay all First Lien Obligations or Second Lien Obligations, as applicable, under the First Lien Financing Documents or the Second Lien Financing Documents, as applicable, under which such default would arise), or the Third Lien Financing Documents, and (B) the definitive documentation associated with such Additional Second Lien Agreement contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future First Lien Obligations, all other holders of existing and future Second Lien Obligations, all other holders of existing and future Third Lien Obligations, and each existing and future Authorized Collateral Agent and each other existing and future Debt Representative as follows: (x) that all Second Lien Obligations will be and are secured equally and ratably by all Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, at any time granted by any Grantor to secure any Second Lien Obligations whether or not upon property otherwise constituting collateral to such Second Lien Obligations and that all Liens granted pursuant to the Second Lien Security Documents will be enforceable by the Second Lien Collateral Agent for the benefit of all holders of Second Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Second Lien Obligations in respect of such Additional Second Lien Agreement are bound by the provisions of, and agree to the terms of, this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Second Lien Collateral Agent to perform its obligations under this Agreement and the Second Lien Security Documents; provided that such Additional Second Lien Indebtedness shall not be permitted to also constitute Indebtedness in respect of First Lien Obligations and/or Third Lien Obligations;

(2)    evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Second Lien Obligations in respect of such Additional Second Lien Agreement are secured by the Collateral in accordance with this Agreement and the Second Lien Security Documents (including any amendments to the applicable Second Lien Security Documents necessary to increase the amount of Second Lien Obligations secured thereby to an amount reasonably satisfactory to the Second Lien Collateral Agent and any opinions reasonably requested by the Second Lien Collateral Agent to confirm the validity and perfection of the Second Lien Secured Parties’ Liens in the Collateral after giving effect to such Additional Second Lien Agreement);
(3)    a written notice specifying the name and address of the Additional Second Lien Representative in respect of such Additional Second Lien Agreement for purposes of Section 10.9; and
(4)    a copy of the executed Second Lien Joinder referred to in clause (a) above, executed by the new Additional Second Lien Representative (on behalf of each Additional Second Lien Secured Party represented by it).
(ii)    The Grantors will be permitted, subject to Section 5.3, to (x) refinance the Third Lien Obligations in full or (y) incur Indebtedness in respect of an Additional Third Lien Agreement and to designate as an additional holder of Third Lien Obligations hereunder lenders, agents and each Additional Third Lien Representative, as applicable, under such Additional Third Lien Agreement, in each case only to the extent such Additional Third Lien Agreement is incurred in accordance with the terms of this Agreement (including this Section 5.7) and only to the extent such incurrence is permitted under the terms of the First Lien Financing Documents, the Second Lien Financing Documents and any other Third Lien Financing Documents. The Grantors shall effect such designation by delivering to each previously identified Authorized Collateral Agent and Debt Representative, each of the following:
(1)    on or prior to the date on which such Additional Third Lien Obligations are incurred, an Officers’ Certificate stating that the Grantors intend to incur additional Indebtedness under such Additional Third Lien Agreement, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the First Lien Financing Documents, the Second Lien Financing Documents, or the Third Lien Financing Documents (other than any incurrence of Third Lien

Obligations that would simultaneously repay all First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as applicable, under the First Lien Financing Documents, the Second Lien Financing Documents or Third Lien Financing Documents, as applicable, under which such default would arise), and (B) the definitive documentation associated with such Additional Third Lien Agreement contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future First Lien Obligations, all other holders of existing and future Second Lien Obligations, all other holders of existing and future Third Lien Obligations, each existing and future Authorized Collateral Agent, and each existing and future Debt Representative as follows: (x) that all Third Lien Obligations will be and are secured equally and ratably by all Liens granted to the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, at any time granted by any Grantor to secure any Third Lien Obligations whether or not upon property otherwise constituting collateral to such Third Lien Obligations and that all Liens granted pursuant to the Third Lien Security Documents will be enforceable by the Third Lien Collateral Agent for the benefit of all holders of Third Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Third Lien Obligations in respect of such Additional Third Lien Agreement are bound by the provisions of, and agree to the terms of, this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Third Lien Collateral Agent to perform its obligations under this Agreement and the Third Lien Security Documents; provided that such Additional Third Lien Indebtedness shall not be permitted to also constitute Indebtedness in respect of First Lien Obligations or Second Lien Obligations;
(2)    evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Third Lien Obligations in respect of such Additional Third Lien Agreement are secured by the Collateral in accordance with this Agreement and the Third Lien Security Documents (including any amendments to the applicable Third Lien Security Documents necessary to increase the amount of Third Lien Obligations secured thereby to an amount reasonably satisfactory to the Third Lien Collateral Agent and any opinions reasonably requested by the Third Lien Collateral Agent to confirm the validity and perfection of the Third Lien Secured Parties’ Liens in the Collateral after giving effect to such Additional Third Lien Agreement);

(3)    a written notice specifying the name and address of the Additional Third Lien Representative in respect of such Additional Third Lien Agreement for purposes of Section 10.9; and
(4)    a copy of the executed Third Lien Joinder referred to in clause (a) above, executed by the new Additional Third Lien Representative (on behalf of each Additional Third Lien Secured Party represented by it).
(c)    i)    Upon receipt of a notice (the “New Second Lien Debt Notice”) stating that the Authority has entered into a Refinancing in full in respect of the then existing Second Lien Obligations or a new Second Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New Second Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.7(b) to the First Lien Collateral Agent or the Third Lien Collateral Agent, as the case may be, the First Lien Collateral Agent and/or Third Lien Collateral Agent, as the case may be, shall promptly, at the Grantors’ cost and expense, (i) enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Authority or any such New Second Lien Agent shall reasonably request in order to provide to the New Second Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) in the case of the Third Lien Collateral Agent, deliver to the New Second Lien Agents any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Second Lien Agents to obtain control of such Pledged Collateral).
(ii)    Upon receipt of a notice (the “New Third Lien Debt Notice”) stating that the Authority has entered into a Refinancing in full in respect of the then existing Third Lien Obligations or a new Third Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New Third Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.7(b) to the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, the First Lien Collateral Agent and/or Second Lien Collateral Agent, as the case may be, shall promptly, at the Grantors’ cost and expense, enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Authority or any such New Third Lien Agent shall reasonably request in order to provide to the New Third Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.
(d)    Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (1) through (4) of the applicable sub-clause of Section 5.7(b) to each then existing Authorized Collateral Agent, and to each then existing Debt Representative, the failure to so deliver a copy of any such document to any such Authorized Collateral Agent, or to any such Debt Representative (other than the certification described in clause (1) of the applicable sub-clause of Section 5.7(b) and the Second Lien Joinder or Third Lien Joinder, as applicable, referred to in clause (4) of the applicable sub-clause of Section 5.7(b), which shall in all cases be required and which shall be delivered to each then existing Authorized Collateral Agent and to each then existing Debt Representative no later than five Business Days prior to the execution and delivery of the applicable Additional Second Lien Agreement governing such Additional Second Lien Indebtedness or the execution and delivery of the applicable Additional Third Lien Agreement governing such Additional Third Lien Indebtedness, as the case may be) shall not affect the status of such Additional Second Lien Indebtedness as Additional Second Lien Obligations, or the status of such Additional Third Lien Indebtedness as Additional Third Lien Obligations, as the case may be, in each case entitled to the benefits of this Agreement and the Second Lien Security Documents or the Third Lien Security Documents, as the case may be, if the other requirements of this Section 5.7 are complied with.
(e)    If and to the extent requested by the Second Lien Collateral Agent or the Third Lien Collateral Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (1) through (4) of the applicable sub-clause of Section 5.7(b) to each previously identified Authorized Collateral Agent and each other previously identified Debt Representative, each Debt Representative will (to the extent the applicable Additional Second Lien Agreement is incurred in accordance with such Debt Representative’s applicable Financing Documents, or to the extent the Additional Third Lien Agreement is incurred in accordance with such Debt Representative’s Financing Documents, as applicable) confirm in writing (by countersigning and acknowledging the Second Lien Joinder or Third Lien Joinder, as the case may be) that (i) the holders of such contemplated Additional Second Lien Indebtedness will be Second Lien Secured Parties hereunder, or that the holders of such contemplated Additional Third Lien Indebtedness will be Third Lien Secured Parties hereunder, (ii) the obligations of such holders under the applicable contemplated documents are Second Lien Obligations hereunder or Third Lien Obligations, as applicable, and (iii) such obligations are secured by an equal and ratable second Lien on the Collateral or an equal and ratable third Lien on the Collateral, as the case may be, as contemplated hereby. The failure of any Debt Representative to so confirm in writing shall not affect the status of such obligations as Additional Second Lien Obligations or Second Lien Obligations, or Additional Third Lien Obligations or Third Lien Obligations, as the case may be, entitled to the benefits of this Agreement and the Second Lien Security Documents or the Third Lien Security Documents, as the case may be, if the other requirements of this Section 5.7 are complied with.
(f)    Each Debt Representative and Authorized Collateral Agent agrees that this Agreement and the applicable Second Lien Security Documents and Third Lien Security Documents shall be amended to the extent necessary or desirable to cause the Liens granted thereby to be in favor of the holders of such new Second Lien Obligations or Third Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof), and that the Second Lien Collateral Agent and the Third Lien Collateral Agent are each authorized to enter into such amendments as set forth in Section 10.4. The Liens granted in favor of the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, shall be granted under the same Second Lien Security Documents. The Liens granted in favor of the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, shall be granted under the same Third Lien Security Documents.
(g)    Each of the parties hereto agrees that this Agreement and the applicable Second Lien Security Documents and Third Lien Security Documents shall be amended to the extent necessary or desirable to cause the holders of such new Second Lien Obligations or Third Lien Obligations to be treated in the same manner as the Second Lien Secured Parties or Third Lien Secured Parties under this Agreement, and that the Second Lien Collateral Agent and the Third Lien Collateral Agent are each authorized to enter into such amendments as set forth in Section 10.4.
(h)    Each then existing Debt Representative shall have the right to request that the Authority provide a copy of executed opinions of counsel to be provided to the holders of any Additional Second Lien Agreement or Additional Third Lien Agreement entered into in accordance with this Section, to such Debt Representative, on behalf of all relevant Secured Parties, as to the associated Additional Second Lien Indebtedness or Additional Third Lien Indebtedness being secured by a valid and perfected security interest in the Second Lien Collateral or Third Lien Collateral, as applicable. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Authority or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Financing Documents.
ARTICLE VI.

INSOLVENCY OR LIQUIDATION PROCEEDINGS
Section 6.1    Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of cash collateral on which the First Lien Collateral Agent or any other creditor has a Lien, or to permit any Grantor to obtain financing from one or more First Lien Secured Parties or any other Person, under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (each, a “DIP Financing”), then the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that it will raise no objection to such use of cash collateral or DIP Financing so long as such cash collateral use or DIP Financing meets the following requirements:
(a)    the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations plus the aggregate face amount of any letters of credit issued and not reimbursed under the First Lien Loan Agreement does not exceed $800,000,000;

(b)    the Second Lien Secured Parties or Third Lien Secured Parties, as the case may be, retain the right to object to such cash collateral use or DIP Financing on the grounds that they are not on commercially reasonable terms;
(c)    the Second Lien Secured Parties or Third Lien Secured Parties, as the case may be, retain the right to object to any ancillary agreements or arrangements regarding the cash collateral use or the DIP Financing that are materially prejudicial to their interests;
(d)    the terms of the DIP Financing or cash collateral order do not compel the Grantors to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation, the cash collateral order or a related document; and
(e)    the DIP Financing documentation or cash collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or cash collateral order.
To the extent the Liens securing the First Lien Obligations are subordinated to, or secured on an equal and ratable basis with, such DIP Financing which meets the requirements of clauses (a) through (e) or such use of cash collateral which meets the requirements of clauses (b) through (e) of this Section 6.1, the Second Lien Collateral Agent and Third Lien Collateral Agent will subordinate their respective Liens on the Collateral to the Liens securing such DIP Financing or use of cash collateral (and all obligations relating thereto).
Section 6.2    Relief from the Automatic Stay. (i) Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and (ii) until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties: agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent (and, in the case of the Third Lien Collateral Agent, the Second Lien Collateral Agent). Until the Discharge of First Lien Obligations (and, in the case of the Third Lien Collateral Agent, the Discharge of Second Lien Obligations) has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, further agrees that none of them shall object (or support any other Person who objects) to any motion by the First Lien Collateral Agent or the First Lien Secured Parties (and, in the case of the Third Lien Collateral Agent, the Second Lien Collateral Agent or the Second Lien Secured Parties) for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral.
Section 6.3    Adequate Protection. (a) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):
(i)    any request by the First Lien Collateral Agent or the First Lien Secured Parties (or, as to the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, any request by the Second Lien Collateral Agent or the Second Lien Secured Parties) for adequate protection; or
(ii)    any objection by the First Lien Collateral Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Secured Parties claiming a lack of adequate protection (or, as to the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, any objection by the Second Lien Collateral Agent or the Second Lien Secured Parties to any motion, relief, action or proceeding based on the Second Lien Collateral Agent or the Second Lien Secured Parties claiming a lack of adequate protection); or
(iii)    the payment of interest, fees, expenses or other amounts to the First Lien Collateral Agent or any other First Lien Secured Party (or, as to the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, to the Second Lien Collateral Agent or any other Second Lien Secured Parties) under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.
(b)    Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
(i)    if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional payments or collateral in connection with any DIP Financing or use of cash collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subject to the terms of this Agreement subordinated to the Liens securing the First Lien Obligations and such DIP Financing or use of cash collateral (and all obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and if the Second Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional payments or collateral in connection with any DIP Financing or use of cash collateral, then the Third Lien Collateral Agent, on behalf of itself or any of the Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subject to the terms of this Agreement subordinated to the Liens securing the First Lien Obligations, the Second Lien Obligations and such DIP Financing or use of cash collateral (and all obligations relating thereto) on the same basis as the other Liens securing the

Third Lien Obligations are so subordinated to the First Lien Obligations and the Second Lien Obligations under this Agreement, and
(ii)    not in limitation of this Section 6.3 or elsewhere in this Agreement, in the event the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, or in the event the Third Lien Collateral Agent, on behalf of itself or any of the Third Lien Secured Parties is entitled to and does seek or request adequate protection in respect of Second Lien Obligations or Third Lien Obligations, as applicable, and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any cash collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations or Third Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such cash collateral or DIP Financing provided by the First Lien Secured Parties (and all obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations and Third Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of any Second Lien Secured Party or any Third Lien Secured Party from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (but not including adequate protection in the form of a cash payment, periodic cash payments or otherwise).
Section 6.4    No Waiver. Subject to Sections 3.1(d) and 6.3(b), nothing contained herein shall prohibit or in any way limit (i) any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any other Second Lien Secured Party, or by the Third Lien Collateral Agent or any other Third Lien Secured Party, including the seeking by the Second Lien Collateral Agent or any other Second Lien Secured Party, or by the Third Lien Collateral Agent or any other Third Lien Secured Party of adequate protection, or the asserting by the Second Lien Collateral Agent or any other Second Lien Secured Party, or by the Third Lien Collateral Agent or any other Third Lien Secured Party, of any of its rights and remedies under the Second Lien Financing Documents or Third Lien Financing Documents, as applicable, or otherwise or (ii) any Second Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Third Lien Collateral Agent or any other Third Lien Secured Party; provided, however, that this Section 6.4 shall not limit the rights of the Second Lien Secured Parties or the Third Lien Secured Parties under Section 3.1(d) of this Agreement.

Section 6.5    Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts, and the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery or any finding of the invalidity of a Lien of the First Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. If any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of Second Lien Obligations (a “Second Lien Recovery”), then such Second Lien Secured Party shall be entitled to a reinstatement of Second Lien Obligations with respect to all such recovered amounts, and the Discharge of Second Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Second Lien Recovery or any finding of the invalidity of a Lien of the Second Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
Section 6.6    Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of First Lien Obligations, Second Lien Obligations and Third Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations, Second Lien Obligations and Third Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
Section 6.7    Post-Petition Interest. (a) None of the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party shall oppose or seek to challenge any claim by any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Secured Party’s Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral, and without regard to the existence of the Lien of the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties on the Collateral.
(b)    None of the First Lien Collateral Agent, any other First Lien Secured Party, the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any other Second Lien Secured Party, or by the

Third Lien Collateral Agent or any other Third Lien Secured Party, for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations or Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral (after taking into account the First Lien Collateral), and to the extent of the value of the Lien of the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties on the Collateral (after taking into account the First Lien Collateral and the Second Lien Collateral).
Section 6.8    Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding. The Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, waives any claim it may hereafter have against any Second Lien Secured Party arising out of the election of any Second Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.
Section 6.9    Separate Grants of Security and Separate Classification. The First Lien Collateral Agent for itself and on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, acknowledges and agrees that:
(a)    the grants of Liens pursuant to the First Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents, constitute three separate and distinct grants of Liens;
(b)    because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and the Third Lien Obligations, and the Third Lien Obligations are fundamentally different from the First Lien Obligations the Second Lien Obligations, and each must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding;
(c)    the First Lien Obligations include all interest on First Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable First Lien Financing Documents, whether or not allowed or allowable, and the Second Lien Obligations include all interest on Second Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Second Lien Financing Documents, whether or not allowed or allowable, and the Third Lien Obligations include all interest on Third

Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Third Lien Financing Documents, whether or not allowed or allowable;
(d)    subject to the provisions of the First Lien Intercreditor Agreement, the payment and satisfaction of all of the First Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the First Lien Collateral Agent and the Initial Additional First Lien Collateral Agent for the benefit of the First Lien Secured Parties; and the payment and satisfaction of all of the Second Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties; and the payment and satisfaction of all of the Third Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties; it being understood and agreed that nothing in this Section 6.9(d) is intended to alter the priorities as among the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, as provided in Section 2.1; and
(e)    this Agreement constitutes a “subordination agreement” under Section 510 of the Bankruptcy Code.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Grantors in respect of the Collateral constitute only one secured claim (rather than three separate classes of senior and junior secured claims), then the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, hereby acknowledges and agrees that, all distributions pursuant to Section 4.1 hereof or otherwise shall be made as if there were separate three classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties, and all claims held by the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Financing Documents arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Second Lien Secured Parties with respect to the Collateral, and similarly, the Second Lien Secured Parties shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Second Lien Financing Documents arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Third Lien Secured Parties with respect to the Collateral; each of the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties hereby acknowledges and agrees to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Secured Parties, all amounts otherwise received or receivable by them to the extent needed to effectuate the intent of this sentence (with respect to the payment of post-petition interest) even if such turnover of amounts has the effect of reducing the amount of the claim of the Second Lien Secured Parties or of the Third Lien Secured Parties).
ARTICLE VII.

RELIANCE; WAIVERS; ETC.
Section 7.1    Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, acknowledges that it and such First Lien Secured Parties have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Secured Parties, or the Third Lien Collateral Agent or any Third Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Financing Documents or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, acknowledges that it and the Second Lien Secured Parties have, independently and without reliance on any First Lien Secured Party or Third Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Financing Documents or this Agreement. The Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, acknowledges that it and the Third Lien Secured Parties have, independently and without reliance on any First Lien Secured Party or Second Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Third Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Third Lien Financing Documents or this Agreement
Section 7.2    No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Financing Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Secured Parties and the Third Lien Collateral Agent and the Third Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Financing Documents, the Third Lien Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Secured Parties and the Third Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Financing Documents and the Third Lien Financing Documents, as applicable, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, acknowledges and agrees that the First Lien Secured Parties and the Third Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Financing Documents or the Third Lien Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Secured Parties and the Third Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Financing Documents and the Third Lien Financing Documents, as applicable, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, acknowledges and agrees that the First Lien Secured Parties and the Second Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Financing Documents or the Second Lien Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Secured Parties and the Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Financing Documents and the Second Lien Financing Documents, as applicable, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to the First Lien Collateral Agent or any of the First Lien Secured Parties or to the Third Lien Collateral Agent or any of the Third Lien Secured Parties, the First Lien Secured Parties shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Secured Parties, and the Third Lien Collateral Agent and the Third Lien Secured Parties shall have no duty to the First Lien Collateral Agent or any of the First Lien Secured Parties or the Second Lien Collateral Agent or any of the Second Lien Secured Parties, in each case, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents), regardless of any knowledge thereof which they may have or be charged with.
Section 7.3    No Waiver of Lien Priorities. (a) No right of any First Lien Secured Party or the First Lien Collateral Agent to enforce any provision of this Agreement or any First Lien Financing Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any First Lien Secured Party or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Financing Documents, any of the Second Lien Financing Documents or any of the Third Lien Financing Documents, regardless of any knowledge thereof which any First Lien Secured Parties may have or be otherwise charged with.
(b)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the First Lien Financing Documents and subject to the provisions of Sections 5.1(a), 5.1(d), 5.3(a) and 5.5), the First Lien Secured Parties, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Financing Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agent or any Second Lien Secured Parties, and without the consent of, or notice to, the Third Lien Collateral Agent or any Third Lien Secured Parties, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Secured Parties or the Third Lien Collateral Agent or any Third Lien Secured Parties, and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Secured Parties, or the Third Lien Collateral Agent or any Third Lien Secured Parties is affected, impaired or extinguished thereby) do any one or more of the following:
(i)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount (subject to Section 5.3(a) hereof) tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Financing Documents; provided that any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness for borrowed money constituting principal under the First Lien Financing Documents and the face amount of any letters of credit issued under any First Lien Loan Agreement to an amount in excess of the First Lien Cap Amount;
(ii)    sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any Grantor to the First Lien Secured Parties or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;
(iii)    settle or compromise any First Lien Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and
(iv)    exercise or delay in or refrain from exercising any right or remedy against any Grantor or any security or any other Person, elect any remedy and otherwise deal freely with the Grantors or any First Lien Collateral and any security and any guarantor or any liability of any Grantor to the First Lien

Secured Parties or any liability incurred directly or indirectly in respect thereof.
(c)    Except as otherwise provided herein, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, each also agree that the First Lien Secured Parties shall have no liability to the Second Lien Collateral Agent or any Second Lien Secured Parties, or to the Third Lien Collateral Agent or any Third Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, each hereby waives any claim or defense against any First Lien Secured Party or the First Lien Collateral Agent arising out of any and all actions which the First Lien Secured Parties or the First Lien Collateral Agent may take or permit or omit to take with respect to:
(i)    the First Lien Financing Documents (other than this Agreement);
(ii)    the collection of the First Lien Obligations; or
(iii)    the foreclosure upon, or sale, liquidation or other Disposition of, any First Lien Collateral, other than the obligation to conduct any sale in a commercially reasonable manner.
The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that the First Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.
(d)    Until the Discharge of First Lien Obligations, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, each hereby waives and agrees not to assert, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have with respect to the Collateral under applicable law.
(e)    The foregoing provisions of this Section 7.3 shall apply, mutatis mutandis, as between the Second Lien Collateral Agent and Second Lien Secured Parties, on the one hand, and the Third Lien Collateral Agent and Third Lien Secured Parties, on the other.
Section 7.4    Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any First Lien Financing

Documents, any Second Lien Financing Documents, and Third Lien Financing Documents or the perfection or attachment of any liens thereunder;
(b)    except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations, Second Lien Obligations or Third Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Financing Document, any Second Lien Financing Document, or any Third Lien Financing Document;
(c)    except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or any guaranty thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or
(e)    any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Secured Party, the Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Secured Party, or the Third Lien Collateral Agent, the Third Lien Obligations or any Third Lien Secured Party, in each case in respect of this Agreement.
ARTICLE VIII.

MATTERS RELATING TO THE SECOND LIEN COLLATERAL AGENT
The following provisions in this Article VIII are between and among the Second Lien Secured Parties and shall not bind or otherwise affect, or be enforceable by, any First Lien Secured Party or any Third Lien Secured Party. Each of the Grantors hereby specifically acknowledges, and agrees to be bound by, the provisions of Sections 8.22 and 8.23.
Section 8.1    Appointment of Second Lien Collateral Agent; Rights and Immunities of Second Lien Collateral Agent. Each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, and each Additional Second Lien Representative, on behalf of each Additional Second Lien Secured Party represented by it, hereby appoints U.S. Bank National Association as the collateral agent under and for purposes of each of the Second Lien Security Documents and as the Second Lien Collateral Agent under and for purposes of this Agreement, and each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, and each Additional Second Lien Representative, on behalf of each Additional Second Lien Secured Party represented by it, hereby authorizes U.S. Bank National Association, as the collateral agent under and for purposes of each of the Second Lien Security Documents and as the Second Lien

Collateral Agent under and for purposes of this Agreement, to take such actions on its behalf under the provisions of the Second Lien Security Documents and this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Second Lien Collateral Agent by the terms of the Second Lien Security Documents and this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, each Additional Second Lien Representative, on behalf of each Additional Second Lien Secured Party represented by it, and each Second Lien Secured Party hereby agrees that the Second Lien Collateral Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Second Lien Financing Documents. The agreements in this Section 8.1 shall survive the repayment of the Second Lien Obligations and all other amounts payable hereunder, under the Second Lien Note Documents and under the Additional Second Lien Financing Documents and the removal or resignation of the Second Lien Collateral Agent pursuant to the applicable provisions of this Agreement.
Section 8.2    Undertaking of the Second Lien Collateral Agent. (a)  Subject to, and in accordance with, this Agreement and the Second Lien Security Documents, the Second Lien Collateral Agent will, for the benefit solely and exclusively of the present and future Second Lien Secured Parties:
(i)    deliver and receive notices pursuant to this Agreement and the Second Lien Security Documents;
(ii)    remit as provided in Section 4.1(b) and Section 8.24 all cash proceeds, cash equivalents and other distributions of or in respect of Collateral received by it from the collection, foreclosure or enforcement of its interest in the Collateral under this Agreement and the Second Lien Security Documents or any of its other interests, rights, powers or remedies;
(iii)    execute and deliver amendments to this Agreement and the Second Lien Security Documents as from time to time authorized pursuant to Sections 5.7 and 10.4, subject to Section 8.8;
(iv)    release any Lien granted to it by any Second Lien Security Document upon any Collateral if and as required by Section 5.1, Section 11.06 of the Second Lien Indenture and the corresponding section (if any) of any Additional Second Lien Financing Document; and
(v)    execute and deliver any SNDA if and as required by Section 11.06 of the Second Lien Indenture and the corresponding section (if any) of any Additional Second Lien Financing Document.
(b)    Each Second Lien Secured Party acknowledges and consents to the undertaking of the Second Lien Collateral Agent set forth in Section 8.2(a) and agrees to such provisions and to each of the other provisions of this Agreement applicable to the Second Lien

Collateral Agent.
Section 8.3    Powers of the Second Lien Collateral Agent. (a) Each Second Lien Secured Party hereby irrevocably authorizes and empowers the Second Lien Collateral Agent to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Second Lien Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written direction of the Required Second Lien Secured Parties.
(b)    None of the Second Lien Trustee, any Additional Second Lien Representative or any Second Lien Secured Party have any liability whatsoever for any act or omission of the Second Lien Collateral Agent.
(c)    None of the Second Lien Collateral Agent, the Second Lien Trustee or any Additional Second Lien Representative shall be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations hereunder and under the Second Lien Financing Documents.
(d)    The Second Lien Collateral Agent shall not be responsible for (i) perfecting or maintaining the lien of the Second Lien Security Documents, (ii) the filing, recording or continuing of any document, notice, instrument or financing statement in any public office, or (iii) providing or maintaining insurance on or the payment of taxes with respect to any of the Second Lien Collateral.
Section 8.4    Documents and Communications. The Second Lien Collateral Agent will permit each Second Lien Secured Party, upon reasonable written notice from time to time, to inspect and copy, at the cost and expense of the party requesting such copies, any and all Second Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Second Lien Collateral Agent in its capacity as such.
Section 8.5    For Sole and Exclusive Benefit of Second Lien Secured Parties. The Second Lien Collateral Agent will accept, hold, administer and enforce all Liens granted to it, for the benefit of the Second Lien Secured Parties, on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Second Lien Collateral Agent, solely and exclusively for the benefit of the present and future Second Lien Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Sections 4.1(b) and 8.24.
Section 8.6    No Implied Duty. The Second Lien Collateral Agent will be afforded all the protections and indemnities afforded to the Second Lien Trustee under the Second Lien Indenture. The Second Lien Collateral Agent will not be required to take any action hereunder that is contrary to applicable law or any provision of this Agreement.

Section 8.7    Appointment of Agents and Advisors. The Second Lien Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.
Section 8.8    Other Agreements. The Second Lien Collateral Agent has accepted and is bound by the Second Lien Security Documents executed by the Second Lien Collateral Agent as of the date of this Agreement and, as directed in writing by the Required Second Lien Secured Parties, the Second Lien Collateral Agent shall execute additional Second Lien Security Documents delivered to it after the date of this Agreement and amendments thereto; provided, however, that such additional Second Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Second Lien Collateral Agent. The Second Lien Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Second Lien Obligations (other than this Agreement and the Second Lien Financing Documents); provided, further, that the Second Lien Collateral Agent shall be permitted (but not obligated except as otherwise set forth in this Agreement or the Second Lien Financing Documents) to execute amendments hereto and to the Second Lien Security Documents executed as of the date of this Agreement, and such additional Second Lien Security Documents and amendments thereto, in each case without the consent of the Required Second Lien Secured Parties, to the extent set forth in Section 10.4 or the Second Lien Financing Documents.
Section 8.9    Solicitation of Instructions. (a) Notwithstanding anything to the contrary herein, the Second Lien Collateral Agent may at any time, including any circumstance in which the Second Lien Collateral Agent is required to exercise discretion, approve documentation or any other matter, or take any other action under this Agreement or any other Second Lien Security Document, solicit written confirmatory instructions, in the form of a written direction of the Required Second Lien Secured Parties, an Officers’ Certificate, an opinion of counsel or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement; provided, that, with respect to the release of any Second Lien Collateral, the Second Lien Collateral Agent may only request the instructions specified in Section 5.1 of this Agreement, Section 11.06 of the Second Lien Indenture and the corresponding section (if any) of any Additional Second Lien Financing Document with respect to any actions required hereof or thereof with respect to the release of such Second Lien Collateral. The Second Lien Collateral Agent shall in all cases be protected in acting in accordance with the direction of the Required Second Lien Secured Parties.
(b)    No written direction given to the Second Lien Collateral Agent by the Required Second Lien Secured Parties that in the sole judgment of the Second Lien Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Second Lien Collateral Agent any obligation or liability not set forth in or arising under this Agreement or the Second Lien Security Documents will be binding upon the Second Lien Collateral Agent unless the Second Lien Collateral Agent elects, at its sole option, to accept such direction.
Section 8.10    Limitation of Liability. The Second Lien Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder to any party, including any Second Lien Secured Party, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.
Section 8.11    Documents in Satisfactory Form. The Second Lien Collateral Agent will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.
Section 8.12    Entitled to Rely. The Second Lien Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Grantor in compliance with the provisions of this Agreement or delivered to it by the Second Lien Trustee or any Additional Second Lien Representative as to the holders of Second Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Second Lien Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Second Lien Collateral Agent in respect of any matter, the Second Lien Collateral Agent may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Second Lien Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement.
Section 8.13    Second Lien Debt Default. The Second Lien Collateral Agent will not be required to inquire as to the occurrence or absence of any Second Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Second Lien Debt Default unless and until it is directed in writing by a request of the Required Second Lien Secured Parties.
Section 8.14    Actions by Second Lien Collateral Agent. As to any matter not expressly provided for by this Agreement, the Second Lien Collateral Agent will act or refrain from acting as directed in writing by a request of the Required Second Lien Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of Second Lien Obligations.
Section 8.15    Security or Indemnity in Favor of Second Lien Collateral Agent. The

Second Lien Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.
Section 8.16    Rights of Second Lien Collateral Agent. As among the Second Lien Secured Parties, in the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any Second Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such Second Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Second Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Second Lien Collateral Agent and the terms of this Agreement or any of the Second Lien Security Documents do not unambiguously mandate the action the Second Lien Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Second Lien Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the Second Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request of the Required Second Lien Secured Parties or by order of a court of competent jurisdiction.
Section 8.17    No Reliance on Second Lien Collateral Agent. Each of the Second Lien Trustee, on behalf of itself and each other Second Lien Note Secured Party, and each Additional Second Lien Representative, on behalf of itself and each other Additional Second Lien Secured Party represented by it, acknowledges that it has, independently and without reliance upon the Second Lien Collateral Agent or any other Second Lien Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Second Lien Note Documents or Additional Second Lien Financing Documents, as applicable, to which it is a party. Each of the Second Lien Trustee, on behalf of itself and each other Second Lien Note Secured Party, and each Additional Second Lien Representative, on behalf of itself and each other Additional Second Lien Secured Party represented by it, also acknowledges that it will, independently and without reliance upon the Second Lien Collateral Agent or any other Second Lien Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Second Lien Note Document or Additional Second Lien Financing Document, as applicable, to which it is a party, any related agreement or any document furnished hereunder or thereunder.
Section 8.18    Voting; Amendments of Second Lien Note Documents and Additional Second Lien Financing Documents. (a) In connection with any matter under this Agreement or the Second Lien Security Documents requiring a vote of holders of Second Lien Obligations, each series of Second Lien Obligations will cast its votes in accordance with the Second Lien Note Documents or the Additional Second Lien Financing Documents, as applicable, governing such series of Second Lien Obligations and as contemplated by the definition of Required

Second Lien Secured Parties hereunder. Following and in accordance with the outcome of the applicable vote under its Second Lien Note Documents and each series of Additional Second Lien Financing Documents, as applicable, the Debt Representative of each series of Second Lien Obligations will cast all of its votes as a block in respect of any vote under this Agreement. Any direction in writing delivered to the Second Lien Collateral Agent by or with the written consent of the Required Second Lien Secured Parties (a) shall set forth the aggregate amount of Second Lien Obligations owed by the Grantors to the Second Lien Secured Parties represented by each Debt Representative under the Second Lien Note Documents or the applicable Additional Second Lien Financing Documents, as the case may be, calculated as of the date of determination and in accordance with the definition of Required Second Lien Secured Parties hereunder, and (b) shall be binding upon all of the Second Lien Secured Parties, unless the matter which is the subject of the applicable vote requires pursuant to the terms hereof the consent of all Second Lien Secured Parties.
(b)    The Second Lien Collateral Agent will deliver a copy of each amendment, supplement or other modification to this Agreement and the Second Lien Security Documents to the Second Lien Trustee and each Additional Second Lien Representative upon request.
(c)    Notwithstanding anything to the contrary set forth in this Agreement, in any Second Lien Note Document or in any Additional Second Lien Financing Document, no amendment, restatement, supplement, waiver or other modification of this Agreement or the Security Documents that reduces, impairs or adversely affects the right of any holder of Second Lien Obligations:
(i)    to vote its Second Lien Obligations as to any matter described as subject to a vote of Required Second Lien Secured Parties (or which amends the provisions of this clause (c) or the definition of “Required Second Lien Secured Parties”, “Second Lien Obligations” or “Second Lien Secured Parties”);
(ii)    to share in the Collateral on an equal and ratable basis (including to share in the application of proceeds and other amounts as described in and contemplated by Sections 4.1 and 8.24);
(iii)    with respect to the order of application (or that has the effect of decreasing the amount) of any payments under Section 4.1 or Section 8.24; or
(iv)    to require that Liens on all of the Collateral securing Second Lien Obligations be released only as set forth in the provisions described in Section 5.1;
will become effective without the consent of the requisite percentage or number of holders of each series of Second Lien Obligations under the Second Lien Note Documents or the applicable Additional Second Lien Financing Documents.

Section 8.19    Resignation or Removal of Second Lien Collateral Agent. Subject to the appointment of a successor Second Lien Collateral Agent as provided in Section 8.20 and the acceptance of such appointment by the successor Second Lien Collateral Agent:
(a)    the Second Lien Collateral Agent may resign at any time by giving not less than 30 days’ notice of resignation to each Debt Representative, each Applicable Authorized Collateral Agent and the Authority;
(b)    the Second Lien Collateral Agent may be removed at any time, with or without cause, by a written direction of the Required Second Lien Secured Parties; and
(c)    the Authority may remove the Second Lien Collateral Agent if:
(i)    the Second Lien Collateral Agent is adjudged bankrupt or insolvent;
(ii)    a receiver, custodian or other public officer takes charge of the Second Lien Collateral Agent or its property; or
(iii)    the Second Lien Collateral Agent becomes incapable of acting.
Section 8.20    Appointment of Successor Second Lien Collateral Agent. Upon any such resignation or removal, a successor Second Lien Collateral Agent may be appointed in the manner provided for appointment of a successor Trustee in the Second Lien Indenture.
Section 8.21    Merger, Conversion or Consolidation of Second Lien Collateral Agent. Any Person into which the Second Lien Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Second Lien Collateral Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Second Lien Collateral Agent shall be the successor of the Second Lien Collateral Agent pursuant to Section 8.20; provided that (a) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements for a Trustee specified in the Second Lien Indenture and (b) promptly after any such merger, conversion, consolidation or succession, the Second Lien Collateral Agent shall have notified the Grantors, each Authorized Collateral Agent and each Debt Representative thereof in writing.
Section 8.22    Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:
(a)    such compensation to the Second Lien Collateral Agent and its agents as the Grantors and the Second Lien Collateral Agent may agree in writing from time to time;

(b)    all reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any Second Lien Security Document or any consent, amendment, supplement, waiver or other modification relating hereto or thereto;
(c)    all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Second Lien Collateral Agent or any Debt Representative in respect of Second Lien Obligations incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the Second Lien Security Documents or any consent, amendment, supplement, waiver or other modification relating hereto or thereto and any other document or matter requested by any Grantor;
(d)    all reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Second Lien Collateral Agent’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;
(e)    all other reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in connection with the negotiation, preparation and execution of this Agreement, the Second Lien Security Documents and any consents, amendments, supplements, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Second Lien Collateral Agent hereunder and thereunder; and
(f)    after the occurrence of any Second Lien Debt Default, all reasonable costs and expenses incurred by the Second Lien Collateral Agent, its agents and any Debt Representative in respect of Second Lien Obligations in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Second Lien Security Documents or any interest, right, power or remedy of the Second Lien Collateral Agent or in connection with the collection or enforcement of any of the Second Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Second Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Second Lien Collateral Agent, its agents or the Debt Representatives in respect of the Second Lien Obligations.
The agreements in this Section 8.22 will survive repayment of the Second Lien Note Obligations and the Additional Second Lien Obligations and the removal or resignation of the Second Lien Collateral Agent.
Section 8.23    Indemnity. (a) The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Second Lien Collateral Agent, each Debt Representative in respect of Second Lien Obligations, each Second Lien Secured Party and each of their respective

Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, a “Second Lien Indemnitee”) from and against any and all Second Lien Indemnified Liabilities; provided that no Second Lien Indemnitee will be entitled to indemnification hereunder with respect to any Second Lien Indemnified Liability to the extent such Second Lien Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Second Lien Indemnitee.
(b)    All amounts due under this Section 8.23 will be payable upon demand.
(c)    To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 8.23(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Second Lien Indemnified Liabilities incurred by Second Lien Indemnitees or any of them.
(d)    No Grantor will ever assert any claim against any Second Lien Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any Second Lien Financing Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Second Lien Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(e)    The agreements in this Section 8.23 will survive repayment of the Second Lien Note Obligations and the Additional Second Lien Obligations and the removal or resignation of the Second Lien Collateral Agent.
Section 8.24    Application of Proceeds. Subject to the relative lien priorities and subordination provisions hereof, including, without limitation, Sections 3.1, 4.1 and 4.2, the Second Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Second Lien Collateral in the following order of priority:
(a)    first, to the Second Lien Collateral Agent for application to the payment of all then outstanding fees of the Second Lien Collateral Agent and reasonable and documented costs and expenses incurred by the Second Lien Collateral Agent in connection with a sale, collection or realization or otherwise in connection with this Agreement or any of the Second Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all expenses, liabilities and advances made or incurred by the Second Lien Collateral Agent in connection therewith or made or incurred hereunder, under the Second Lien Note Documents or under the Additional Second Lien Financing Documents for the account of the applicable Grantors and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Second Lien Note Documents or under the Additional Second Lien Financing Document;
(b)    second, to the respective Debt Representatives in respect of Second Lien Obligations equally and ratably for application to the payment in full of all outstanding Indebtedness and other Second Lien Obligations (other than Second Lien Obligations paid pursuant to clause first above) that are then due and payable to the Second Lien Secured Parties (which shall then be applied or held by each such Debt Representative in respect of Second Lien Obligations in such order as may be provided in the applicable Second Lien Financing Documents); and
(c)    third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
For the avoidance of doubt, this Section 8.24 is intended solely for the benefit of, and will only be enforceable as a third party beneficiary by, the Second Lien Collateral Agent and each present and future holder of Second Lien Obligations.
ARTICLE IX.

MATTERS RELATING TO THE THIRD LIEN COLLATERAL AGENT
The following provisions in this Article IX are between and among the Third Lien Secured Parties and shall not bind or otherwise affect, or be enforceable by, any First Lien Secured Party or any Second Lien Secured Party. Each of the Grantors hereby specifically acknowledges, and agrees to be bound by, the provisions of Sections 9.22 and 9.23.
Section 9.1    Appointment of Third Lien Collateral Agent; Rights and Immunities of Third Lien Collateral Agent. Each of the Third Lien Trustee, on behalf of each Third Lien Note Secured Party, and each Additional Third Lien Representative, on behalf of each Additional Third Lien Secured Party represented by it, hereby appoints U.S. Bank National Association as the collateral agent under and for purposes of each of the Third Lien Security Documents and as the Third Lien Collateral Agent under and for purposes of this Agreement, and each of the Third Lien Trustee, on behalf of each Third Lien Note Secured Party, and each Additional Third Lien Representative, on behalf of each Additional Third Lien Secured Party represented by it, hereby authorizes U.S. Bank National Association, as the collateral agent under and for purposes of each of the Third Lien Security Documents and as the Third Lien Collateral Agent under and for purposes of this Agreement, to take such actions on its behalf under the provisions of the Third Lien Security Documents and this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Third Lien Collateral Agent by the terms of the Third Lien Security Documents and this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Third Lien Trustee, on behalf of each Third Lien Note Secured

Party, each Additional Third Lien Representative, on behalf of each Additional Third Lien Secured Party represented by it, and each Third Lien Secured Party hereby agrees that the Third Lien Collateral Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Third Lien Financing Documents. The agreements in this Section 9.1 shall survive the repayment of the Third Lien Obligations and all other amounts payable hereunder, under the Third Lien Note Documents and under the Additional Third Lien Financing Documents and the removal or resignation of the Third Lien Collateral Agent pursuant to the applicable provisions of this Agreement.
Section 9.2    Undertaking of the Third Lien Collateral Agent. (a)  Subject to, and in accordance with, this Agreement and the Third Lien Security Documents, the Third Lien Collateral Agent will, for the benefit solely and exclusively of the present and future Third Lien Secured Parties:
(i)    deliver and receive notices pursuant to this Agreement and the Third Lien Security Documents;
(ii)    remit as provided in Section 4.1(b) and Section 9.24 all cash proceeds, cash equivalents and other distributions of or in respect of Collateral received by it from the collection, foreclosure or enforcement of its interest in the Collateral under this Agreement and the Third Lien Security Documents or any of its other interests, rights, powers or remedies;
(iii)    execute and deliver amendments to this Agreement and the Third Lien Security Documents as from time to time authorized pursuant to Sections 5.7 and 10.4, subject to Section 9.8;
(iv)    release any Lien granted to it by any Third Lien Security Document upon any Collateral if and as required by Section 5.1, Section 11.06 of the Third Lien Indenture and the corresponding section (if any) of any Additional Third Lien Financing Document; and
(v)    execute and deliver any SNDA if and as required by Section 11.06 of the Third Lien Indenture and the corresponding section (if any) of any Additional Third Lien Financing Document.
(b)    Each Third Lien Secured Party acknowledges and consents to the undertaking of the Third Lien Collateral Agent set forth in Section 9.2(a) and agrees to such provisions and to each of the other provisions of this Agreement applicable to the Third Lien Collateral Agent.
Section 9.3    Powers of the Third Lien Collateral Agent. (a) Each Third Lien Secured Party hereby irrevocably authorizes and empowers the Third Lien Collateral Agent to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Third Lien Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written direction of the Required Third Lien Secured Parties.
(b)    Neither the Third Lien Trustee, any Additional Third Lien Representative nor any Third Lien Secured Party have any liability whatsoever for any act or omission of the Third Lien Collateral Agent.
(c)    Neither the Third Lien Collateral Agent, the Third Lien Trustee nor any Additional Third Lien Representative shall be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations hereunder and under the Third Lien Financing Documents.
(d)    The Third Lien Collateral Agent shall not be responsible for (i) perfecting or maintaining the lien of the Third Lien Security Documents, (ii) the filing, recording or continuing of any document, notice, instrument or financing statement in any public office, or (iii) providing or maintaining insurance on or the payment of taxes with respect to any of the Third Lien Collateral.
Section 9.4    Documents and Communications. The Third Lien Collateral Agent will permit each Third Lien Secured Party, upon reasonable written notice from time to time, to inspect and copy, at the cost and expense of the party requesting such copies, any and all Third Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Third Lien Collateral Agent in its capacity as such.
Section 9.5    For Sole and Exclusive Benefit of Third Lien Secured Parties. The Third Lien Collateral Agent will accept, hold, administer and enforce all Liens granted to it, for the benefit of the Third Lien Secured Parties, on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Third Lien Collateral Agent, solely and exclusively for the benefit of the present and future Third Lien Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Sections 4.1(b) and 9.24.
Section 9.6    No Implied Duty. The Third Lien Collateral Agent will be afforded all the protections and indemnities afforded to the Third Lien Trustee under the Third Lien Indenture. The Third Lien Collateral Agent will not be required to take any action hereunder that is contrary to applicable law or any provision of this Agreement.
Section 9.7    Appointment of Agents and Advisors. The Third Lien Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 9.8    Other Agreements. The Third Lien Collateral Agent has accepted and is bound by the Third Lien Security Documents executed by the Third Lien Collateral Agent as of the date of this Agreement and, as directed in writing by the Required Third Lien Secured Parties, the Third Lien Collateral Agent shall execute additional Third Lien Security Documents delivered to it after the date of this Agreement and amendments thereto; provided, however, that such additional Third Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Third Lien Collateral Agent. The Third Lien Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Third Lien Obligations (other than this Agreement and the Third Lien Financing Documents); provided, further, that the Third Lien Collateral Agent shall be permitted (but not obligated except as otherwise set forth in this Agreement or any Third Lien Financing Document) to execute amendments hereto and to the Third Lien Security Documents executed as of the date of this Agreement, and such additional Third Lien Security Documents and amendments thereto, in each case without the consent of the Required Third Lien Secured Parties, to the extent set forth in Section 10.4 or any Third Lien Financing Document.
Section 9.9    Solicitation of Instructions. (a) Notwithstanding anything to the contrary herein, the Third Lien Collateral Agent may at any time, including any circumstance in which the Third Lien Collateral Agent is required to exercise discretion, approve documentation or any other matter, or take any other action under this Agreement or any other Third Lien Security Document, solicit written confirmatory instructions, in the form of a written direction of the Required Third Lien Secured Parties, an Officers’ Certificate, an opinion of counsel or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement; provided, that, with respect to the release of any Third Lien Collateral, the Third Lien Collateral Agent may only request the instructions specified in Section 5.1 of this Agreement, Section 11.06 of the Third Lien Indenture and the corresponding section (if any) of any Additional Third Lien Financing Document with respect to any actions required hereof or thereof with respect to the release of such Third Lien Collateral. The Third Lien Collateral Agent shall in all cases be protected in acting in accordance with the direction of the Required Third Lien Secured Parties.
(b)    No written direction given to the Third Lien Collateral Agent by the Required Third Lien Secured Parties that in the sole judgment of the Third Lien Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Third Lien Collateral Agent any obligation or liability not set forth in or arising under this Agreement or the Third Lien Security Documents will be binding upon the Third Lien Collateral Agent unless the Third Lien Collateral Agent elects, at its sole option, to accept such direction.
Section 9.10    Limitation of Liability. The Third Lien Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder to any party, including any Third Lien Secured Party, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.
Section 9.11    Documents in Satisfactory Form. The Third Lien Collateral Agent will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.
Section 9.12    Entitled to Rely. The Third Lien Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Grantor in compliance with the provisions of this Agreement or delivered to it by the Third Lien Trustee or any Additional Third Lien Representative as to the holders of Third Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Third Lien Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Third Lien Collateral Agent in respect of any matter, the Third Lien Collateral Agent may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Third Lien Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement.
Section 9.13    Third Lien Debt Default. The Third Lien Collateral Agent will not be required to inquire as to the occurrence or absence of any Third Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Third Lien Debt Default unless and until it is directed in writing by a request of the Required Third Lien Secured Parties.
Section 9.14    Actions by Third Lien Collateral Agent. As to any matter not expressly provided for by this Agreement, the Third Lien Collateral Agent will act or refrain from acting as directed in writing by a request of the Required Third Lien Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of Third Lien Obligations.
Section 9.15    Security or Indemnity in Favor of Third Lien Collateral Agent. The Third Lien Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.
Section 9.16    Rights of Third Lien Collateral Agent. As among the Third Lien Secured Parties, in the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any Third Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such Third Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Third Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Third Lien Collateral Agent and the terms of this Agreement or any of the Third Lien Security Documents do not unambiguously mandate the action the Third Lien Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Third Lien Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the Third Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request of the Required Third Lien Secured Parties or by order of a court of competent jurisdiction.
Section 9.17    No Reliance on Third Lien Collateral Agent. Each of the Third Lien Trustee, on behalf of itself and each other Third Lien Note Secured Party, and each Additional Third Lien Representative, on behalf of itself and each other Additional Third Lien Secured Party represented by it, acknowledges that it has, independently and without reliance upon the Third Lien Collateral Agent or any other Third Lien Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Third Lien Note Documents or Additional Third Lien Financing Documents, as applicable, to which it is a party. Each of the Third Lien Trustee, on behalf of itself and each other Third Lien Note Secured Party, and each Additional Third Lien Representative, on behalf of itself and each other Additional Third Lien Secured Party represented by it, also acknowledges that it will, independently and without reliance upon the Third Lien Collateral Agent or any other Third Lien Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Third Lien Note Document or Additional Third Lien Financing Document, as applicable, to which it is a party, any related agreement or any document furnished hereunder or thereunder.
Section 9.18    Voting; Amendments of Third Lien Note Documents and Additional Third Lien Financing Documents. (a) In connection with any matter under this Agreement or the Third Lien Security Documents requiring a vote of holders of Third Lien Obligations, each series of Third Lien Obligations will cast its votes in accordance with the Third Lien Note Documents or the Additional Third Lien Financing Documents, as applicable, governing such series of Third Lien Obligations and as contemplated by the definition of Required Third Lien Secured Parties hereunder. Following and in accordance with the outcome of the applicable vote under its Third Lien Note Documents and each series of Additional Third Lien Financing Documents, as applicable, the Debt Representative of each series of Third Lien Obligations will cast all of its votes as a block in respect of any vote under this Agreement. Any direction in writing delivered to the Third Lien Collateral Agent by or with the written consent of the Required Third Lien Secured Parties (a) shall set forth the aggregate amount of Third Lien Obligations owed by the Grantors to the Third Lien Secured Parties represented by each Debt Representative under the Third Lien Note Documents or the applicable Additional Third Lien Financing Documents, as the case may be, calculated as of the date of determination and in accordance with the definition of Required Third Lien Secured Parties hereunder, and (b) shall be binding upon all of the Third Lien Secured Parties, unless the matter which is the subject of the applicable vote requires pursuant to the terms hereof the consent of all Third Lien Secured Parties.
(b)    The Third Lien Collateral Agent will deliver a copy of each amendment, supplement or other modification to this Agreement and the Third Lien Security Documents to the Third Lien Trustee and each Additional Third Lien Representative upon request.
(c)    Notwithstanding anything to the contrary set forth in this Agreement, in any Third Lien Note Document or in any Additional Third Lien Financing Document, no amendment, restatement, supplement, waiver or other modification of this Agreement or the Security Documents that reduces, impairs or adversely affects the right of any holder of Third Lien Obligations:
(i)    to vote its Third Lien Obligations as to any matter described as subject to a vote of Required Third Lien Secured Parties (or which amends the provisions of this clause (c) or the definition of “Required Third Lien Secured Parties”, “Third Lien Obligations” or “Third Lien Secured Parties”);
(ii)    to share in the Collateral on an equal and ratable basis (including to share in the application of proceeds and other amounts as described in and contemplated by Sections 4.1 and 9.24);
(iii)    with respect to the order of application (or that has the effect of decreasing the amount) of any payments under Section 4.1 or Section 9.24; or
(iv)    to require that Liens on all of the Collateral securing Third Lien Obligations be released only as set forth in the provisions described in Section 5.1;
will become effective without the consent of the requisite percentage or number of holders of each series of Third Lien Obligations under the Third Lien Note Documents or the applicable Additional Third Lien Financing Documents.
Section 9.19    Resignation or Removal of Third Lien Collateral Agent. Subject to the appointment of a successor Third Lien Collateral Agent as provided in Section 9.20 and the acceptance of such appointment by the successor Third Lien Collateral Agent:
(a)    the Third Lien Collateral Agent may resign at any time by giving not less than 30 days’ notice of resignation to each Debt Representative, each Authorized Collateral Agent and the Authority;
(b)    the Third Lien Collateral Agent may be removed at any time, with or without cause, by a written direction of the Required Third Lien Secured Parties; and

(c)    the Authority may remove the Third Lien Collateral Agent if:
(i)    the Third Lien Collateral Agent is adjudged bankrupt or insolvent;
(ii)    a receiver, custodian or other public officer takes charge of the Third Lien Collateral Agent or its property; or
(iii)    the Third Lien Collateral Agent becomes incapable of acting.
Section 9.20    Appointment of Successor Third Lien Collateral Agent. Upon any such resignation or removal, a successor Third Lien Collateral Agent may be appointed in the manner provided for appointment of a successor Trustee in the Third Lien Indenture.
Section 9.21    Merger, Conversion or Consolidation of Third Lien Collateral Agent. Any Person into which the Third Lien Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Third Lien Collateral Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Third Lien Collateral Agent shall be the successor of the Third Lien Collateral Agent pursuant to Section 9.20; provided that (a) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements for a Trustee specified in the Third Lien Indenture and (b) promptly after any such merger, conversion, consolidation or succession, the Third Lien Collateral Agent shall have notified the Grantors, each Authorized Collateral Agent and each Debt Representative thereof in writing.
Section 9.22    Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:
(a)    such compensation to the Third Lien Collateral Agent and its agents as the Grantors and the Third Lien Collateral Agent may agree in writing from time to time;
(b)    all reasonable costs and expenses incurred by the Third Lien Collateral Agent and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any Third Lien Security Document or any consent, amendment, supplement, waiver or other modification relating hereto or thereto;
(c)    all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Third Lien Collateral Agent or any Debt Representative in respect of Third Lien Obligations incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the Third Lien Security Documents or any consent, amendment, supplement, waiver or other modification relating hereto or thereto and any other document or matter requested by any Grantor;
(d)    all reasonable costs and expenses incurred by the Third Lien Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Third Lien Collateral Agent’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;
(e)    all other reasonable costs and expenses incurred by the Third Lien Collateral Agent and its agents in connection with the negotiation, preparation and execution of this Agreement, the Third Lien Security Documents and any consents, amendments, supplements, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Third Lien Collateral Agent hereunder and thereunder; and
(f)    after the occurrence of any Third Lien Debt Default, all reasonable costs and expenses incurred by the Third Lien Collateral Agent, its agents and any Debt Representative in respect of Third Lien Obligations in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Third Lien Security Documents or any interest, right, power or remedy of the Third Lien Collateral Agent or in connection with the collection or enforcement of any of the Third Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Third Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Third Lien Collateral Agent, its agents or the Debt Representatives in respect of Third Lien Obligations.
The agreements in this Section 9.22 will survive repayment of the Third Lien Note Obligations and the Additional Third Lien Obligations and the removal or resignation of the Third Lien Collateral Agent.
Section 9.23    Indemnity. (a) The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Third Lien Collateral Agent, each Debt Representative in respect of Third Lien Obligations, each Third Lien Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, a “Third Lien Indemnitee”) from and against any and all Third Lien Indemnified Liabilities; provided that no Third Lien Indemnitee will be entitled to indemnification hereunder with respect to any Third Lien Indemnified Liability to the extent such Third Lien Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Third Lien Indemnitee.
(b)    All amounts due under this Section 9.23 will be payable upon demand.
(c)    To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 9.23(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Third Lien Indemnified Liabilities incurred by Third Lien Indemnitees or any of them.
(d)    No Grantor will ever assert any claim against any Third Lien Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any Third Lien Financing Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Third Lien Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(e)    The agreements in this Section 9.23 will survive repayment of the Third Lien Note Obligations and the Additional Third Lien Obligations and the removal or resignation of the Third Lien Collateral Agent.
Section 9.24    Application of Proceeds. Subject to the relative lien priorities and subordination provisions hereof, including, without limitation, Sections 3.1, 4.1 and 4.2, the Third Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Third Lien Collateral in the following order of priority:
(a)    first, to the Third Lien Collateral Agent for application to the payment of all then outstanding fees of the Third Lien Collateral Agent and reasonable and documented costs and expenses incurred by the Third Lien Collateral Agent in connection with a sale, collection or realization or otherwise in connection with this Agreement or any of the Third Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all expenses, liabilities and advances made or incurred by the Third Lien Collateral Agent in connection therewith or made or incurred hereunder, under the Third Lien Note Documents or under the Additional Third Lien Financing Documents for the account of the applicable Grantors and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Third Lien Note Documents or under the Additional Third Lien Financing Document;
(b)    second, to the respective Debt Representatives in respect of Third Lien Obligations equally and ratably for application to the payment in full of all outstanding Indebtedness and other Third Lien Obligations (other than Third Lien Obligations paid pursuant to clause first above) that are then due and payable to the Third Lien Secured Parties (which shall then be applied or held by each such Debt Representative in such order as may be provided in the applicable Third Lien Financing Documents); and
(c)    third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
For the avoidance of doubt, this Section 9.24 is intended solely for the benefit of, and will only be enforceable as a third party beneficiary by, the Third Lien Collateral Agent and each present and future holder of Third Lien Obligations.
ARTICLE X.

MISCELLANEOUS.
Section 10.1    Notice of Event of Default. The First Lien Collateral Agent (for purposes of this paragraph only, including each collateral agent for each series of First Lien Obligations) agrees to use reasonable efforts to notify the Second Lien Collateral Agent and the Third Lien Collateral Agent within ten (10) Business Days after obtaining actual knowledge of any First Lien Debt Default, the Second Lien Collateral Agent will use reasonable efforts to notify the First Lien Collateral Agent and the Third Lien Collateral Agent within ten (10) Business Days after obtaining actual knowledge of the occurrence of any Second Lien Debt Default, and the Third Lien Collateral Agent will use reasonable efforts to notify the First Lien Collateral Agent and the Second Lien Collateral Agent within ten (10) Business Days after obtaining actual knowledge of the occurrence of any Third Lien Debt Default. Each Debt Representative agrees to promptly notify each other Debt Representative and each Authorized Collateral Agent of any “event of default” in respect of its respective Financing Documents.
Section 10.2    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents, the provisions of this Agreement shall govern and control.
Section 10.3    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent or any other Second Lien Secured Party, or to the Third Lien Collateral Agent or any other Third Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors constituting First Lien Obligations in reliance hereon. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any

Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
(a)    with respect to the First Lien Secured Parties and the First Lien Obligations, on the date of Discharge of First Lien Obligations, subject to Section 5.5 and the rights of the First Lien Secured Parties under Section 6.5; and
(b)    with respect to the Second Lien Secured Parties and the Second Lien Obligations, on the Discharge of Second Lien Obligations, subject to Section 5.5 and the rights of the Second Lien Secured Parties under Section 6.5; and
(c)    with respect to the Third Lien Secured Parties and the Third Lien Obligations, upon the later of (1) the date upon which the obligations under the Third Lien Indenture terminate if there are no other Third Lien Obligations outstanding on such date and (2) if there are other Third Lien Obligations outstanding on such date, the date upon which such Third Lien Obligations are paid in full.
Section 10.4    Amendments; Waivers. (a) No amendment, restatement, supplement, modification or waiver of any of the provisions of this Agreement by any Authorized Collateral Agent or any Debt Representative shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such waiver in any other respect or at any other time. Notwithstanding the foregoing, (i) no Grantor shall have any right to consent to or approve any amendment, restatement, supplement, modification or waiver of any provision of this Agreement (A) that is solely and exclusively an intercreditor matter that directly affects the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, and does not adversely and directly affect the rights or obligations of any Grantor or (B) except to the extent its rights are directly affected; (ii) none of any Grantor, the First Lien Collateral Agent, any other First Lien Secured Party, the Third Lien Collateral Agent, any other Third Lien Secured Party (relative to the Second Lien Secured Parties), the Second Lien Collateral Agent or any other Second Lien Secured Party (relative to the Third Lien Secured Parties), shall have any right to consent to or approve any amendment, restatement, supplement, modification or waiver of any provision of Article VIII hereof (or Article IX hereof, as the case may be) or any other provision of this Agreement that is solely and exclusively an intercreditor matter that directly affects the Second Lien Secured Parties (or Third Lien Secured Parties, as the case may be) and does not adversely affect the rights or obligations of any Grantor or any First Lien Secured Party or Third Lien Secured Party (or Second Lien Secured Party, as the case may be) (including, without limitation, Sections 2.3(c), 2.5 and 4.1(b)); provided that the Second Lien Collateral Agent or Third Lien Collateral Agent, as the case may be, shall provide the Authority with prompt notice of, and final documentation related to, any such amendment, restatement, supplement, modification or waiver.
(b)    Notwithstanding clause (a) above:

(i)    any amendment, restatement, supplement or other modification of this Agreement that has the effect solely of adding or maintaining Collateral, securing additional indebtedness that is otherwise permitted by the terms of the First Lien Financing Documents, the Second Lien Financing Documents, the Third Lien Financing Documents and this Agreement to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent therein will become effective when executed and delivered by the Authority, any other applicable Grantor party thereto and the First Lien Collateral Agent, or by the Authority, any other applicable Grantor party thereto and the Second Lien Collateral Agent, or by the Authority, any other applicable Grantor party thereto and the Third Lien Collateral Agent, as applicable;
(ii)    no amendment, restatement, supplement or other modification of this Agreement that imposes any obligation upon any Authorized Collateral Agent or any Debt Representative, or adversely affects the rights of any Authorized Collateral Agent or any Debt Representative, respectively, in each case, solely in its capacity as such, will become effective without the consent of such Person; and
(iii)    the Authority and the other Grantors may direct the Second Lien Collateral Agent, the Second Lien Trustee, or the Third Lien Collateral Agent and the Third Lien Trustee to amend, restate, supplement or otherwise modify this Agreement so long as the changes made by such amendment, restatement, supplement or other modification, taken together with all other changes to this Agreement and the Second Lien Security Documents or the Third Lien Security Documents, as applicable, in each case as in effect on the date hereof, are not materially adverse to any Second Lien Secured Party or any Third Lien Secured Party, as applicable; provided that the Authority and such other Grantors shall have delivered an Officers’ Certificate to the Second Lien Collateral Agent and the Second Lien Trustee and to the Third Lien Collateral Agent, certifying that the conditions described in this clause (iii) have been met and that such amendment, restatement, supplement or other modification is permitted under, and does not violate the terms of, any Second Lien Financing Document or any Third Lien Financing Document.
(c)    Notwithstanding Section 10.4(a) above, the First Lien Collateral Agent, the Second Lien Collateral Agent, the Third Lien Collateral Agent and each applicable Grantor may, without the consent of any other First Lien Secured Party, any other Second Lien Secured Party, or any other Third Lien Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement (i) contemplated by Section 10.4(b) or (ii) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in such document that may be inconsistent with any other provision of a First Lien Security Document, Second Lien Security Document or Third Lien Security Document, as applicable, or to further the intended purposes thereof or to provide additional benefits or rights to the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (c), each applicable Grantor shall have delivered to the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent an Officers’ Certificate to the effect that such amendment, modification or waiver complies with the requirements of this clause (c).
(d)    Notwithstanding Section 10.4(a) above, Each of the parties hereto agrees that, following a Refinancing of the First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as the case may be, made in accordance with Section 5.5 or Section 5.7, as the case may be, the New First Lien Agents, New Second Lien Agents or New Third Lien Agent, as the case may be, and the Grantors may, without the consent of any other First Lien Secured Party, any other Second Lien Secured Party or any other Third Lien Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement solely to the extent necessary to confirm that the Liens granted by the applicable Refinance Security Documents in favor of the holders of such new First Lien Obligations, such new Second Lien Obligations or such new Third Lien Obligations constitute Liens securing First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as the case may be, and to confirm that such holders will be treated in the same manner as the First Lien Secured Parties, Second Lien Secured Parties or Third Lien Secured Parties, as the case may be, under this Agreement, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (d), each applicable Grantor shall have delivered to each Debt Representative and each Authorized Collateral Agent (including without limitation the New First Lien Agents, New Second Lien Agents or New Third Lien Agents, as the case may be) an Officer’s Certificate to the effect that such amendment, restatement, supplement or other modification complies with the requirements of this clause (d).
Section 10.5    Information Concerning the Grantors. (a) The First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties, as respective groups, shall each be responsible for keeping themselves informed of (i) the financial condition of the Grantors and all endorsers and/or guarantors of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, and (ii) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.
(b)    The First Lien Secured Parties shall have no duty to advise any Second Lien Secured Party or any Third Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the First Lien Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Secured Party or Third Lien Secured Party, it shall be under no obligation:
(i)    to make, and the First Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(ii)    to provide any additional information or to provide any such information on any subsequent occasion;
(iii)    to undertake any investigation; or
(iv)    to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
(c)    The Second Lien Secured Parties shall have no duty to advise any First Lien Secured Party or Third Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the Second Lien Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any First Lien Secured Party or Third Lien Secured Party, it shall be under no obligation:
(i)    to make, and the Second Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(ii)    to provide any additional information or to provide any such information on any subsequent occasion;
(iii)    to undertake any investigation; or
(iv)    to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
(d)    The Third Lien Secured Parties shall have no duty to advise any First Lien Secured Party or any Second Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the Third Lien Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any First Lien Secured Party or Second Lien Secured Party, it shall be under no obligation:
(i)    to make, and the Third Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(ii)    to provide any additional information or to provide any such information on any subsequent occasion;
(iii)    to undertake any investigation; or
(iv)    to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
Section 10.6    Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Secured Parties or the Second Lien Collateral Agent, pays over to the First Lien Collateral Agent or the First Lien Secured Parties under the terms of this Agreement, or any of the Third Lien Secured Parties or the Third Lien Collateral Agent pays over to the First Lien Collateral Agent or the First Lien Secured Parties or to the Second Lien Collateral Agent or the Second Lien Secured Parties, in each case under the terms of this Agreement, the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, shall be subrogated to the rights of the First Lien Secured Parties or the Second Lien Secured Parties, as applicable; provided that, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations have both occurred. The Grantors acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by the Second Lien Collateral Agent or the Second Lien Secured Parties that are paid over to the First Lien Collateral Agent or the First Lien Secured Parties pursuant to this Agreement shall not reduce any of the Second Lien Obligations, and that the value of any payments or distributions in cash, property or other assets received by the Third Lien Collateral Agent or the Third Lien Secured Parties that are paid over to the First Lien Collateral Agent or the First Lien Secured Parties or to the Second Lien Collateral Agent or the Second Lien Secured Parties pursuant to this Agreement shall not reduce any of the Third Lien Obligations.
Section 10.7    Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Financing Documents. All payments received by the Second Lien Collateral Agent or any other Second Lien Secured Party after the Discharge of First Lien Obligations may be applied, reversed and reapplied, in whole or in part, to such part of the Second Lien Obligations provided for in the Second Lien Financing Documents. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof, or the Second Lien Obligations or any part thereof, as the case may be, and to any other indulgence with respect thereto, and subject to the other provisions of this Agreement, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations or the Second Lien Obligations (as the case may be) and to the addition or release of any other Person primarily or secondarily liable therefor.
Section 10.8    SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST ANY PARTY (OTHER THAN THE AUTHORITY OR THE TRIBAL GRANTORS, AS DEFINED IN SECTION 10.20) (EACH A “NON-TRIBAL PARTY”) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT IN RESPECT HEREOF, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH NON-TRIBAL PARTY, FOR ITSELF, IN CONNECTION WITH ITS PROPERTIES AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPLICABLE NON-TRIBAL PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.9 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE NON-TRIBAL PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
(b)    EACH OF THE NON-TRIBAL PARTIES HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP,

THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.8(b) AND EXECUTED BY EACH OF THE NON-TRIBAL PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(c)    EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FIRST LIEN FINANCING DOCUMENT, SECOND LIEN FINANCING DOCUMENT, THIRD LIEN FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.
Section 10.9    Notices. All notices to the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties permitted or required under this Agreement shall also be sent to the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice, request or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, electronically mailed or sent by United States mail or courier service. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail, facsimile, or United States mail (registered or certified) with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages attached hereto or, with respect to any Debt Representative or Authorized Collateral Agent that becomes a party hereto after the date hereof, at such address as such Person may specify in the applicable First Lien Joinder, Second Lien Joinder or Third Lien Joinder, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
Section 10.10    Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
Section 10.11    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 10.12    Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Secured Parties, the Third Lien Collateral Agent, the Third Lien Secured Parties, and their respective successors and assigns. If any one of the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent resigns or is replaced pursuant to the First Lien Financing Documents, the Second Lien Financing Documents, or the Third Lien Financing Documents, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all of the rights of and be subject to all of the obligations of this Agreement.
Section 10.13    Specific Performance. Each of the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any of the First Lien Collateral Agent or the First Lien Secured Parties, the Second Lien Collateral Agent or the Second Lien Secured Parties, or the Third Lien Collateral Agent or the Third Lien Secured Parties, as the case may be.
Section 10.14    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
Section 10.15    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

Section 10.16    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that (a) it is duly authorized to execute this Agreement and (b) this Agreement, when executed and delivered, will constitute the valid and legally binding obligation of each of the First Lien Collateral Agent and the Second Lien Collateral Agent and the Third Lien Collateral Agent, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.
Section 10.17    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties and the Third Lien Secured Parties. No other Person, including without limitation the Tribe, the Authority or any other Grantor, shall have or be entitled to assert rights or benefits hereunder and shall not be deemed to be a third-party beneficiary hereof. Nothing in this Agreement shall impair, as between the Grantors and the First Lien Secured Parties, or as between the Grantors and the Second Lien Secured Parties, or as between the Grantors and the Third Lien Secured Parties, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Financing Documents, the Second Lien Financing Documents, or the Third Lien Financing Documents, respectively.
Section 10.18    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties, each as a respective group, and with respect to Article VIII, the relative rights as among the Second Lien Secured Parties. None of the Grantors or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations as and when the same shall become due and payable in accordance with their terms, and to comply with its obligations under Sections 8.22, 8.23, 9.22 and 9.23.
Section 10.19    Additional Grantors. The Authority shall cause each of its subsidiaries that becomes a Grantor or is required by any First Lien Financing Document, Second Lien Financing Document or Third Lien Financing Document to become a party to this Agreement to become a party to this Agreement by causing such subsidiary to execute and deliver to the parties hereto a Grantor Joinder, pursuant to which such subsidiary shall agree to be bound by the terms of this Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Authority agrees to provide to each Debt Representative and Authorized Collateral Agent a copy of each Grantor Joinder executed and delivered pursuant to this Section 10.19.
Section 10.20    Consent to Suit. The Tribe does not consent to the enforcement, levy, or other execution of any judgment for money or other damages against any assets, real or personal,

of the Tribe. The Authority, on its own behalf and on behalf of the other Grantors, to the extent they have sovereign immunity (such other Grantors, collectively, the “Tribal Grantors”), consent to the enforcement and execution of any judgment, whether obtained as a result of judicial, administrative, or arbitrational proceeding, against any assets of the Authority and the Tribal Grantors. Subject to the foregoing, the Authority and the Tribal Grantors waive their respective sovereign immunity from unconsented suit, whether such suit be brought in law or in equity, or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance, and enforcement of any action, by any Person with standing to maintain such action, to interpret or enforce the terms of this Agreement and to enforce and execute any judgment resulting therefrom against the Authority and the Tribal Grantors or the assets of the Authority and the Tribal Grantors. Notwithstanding any provisions of law or canon of construction, the Authority and the Tribal Grantors each intend this waiver to be interpreted liberally to permit the full litigation of disputes arising under or out of this Agreement. Without limiting the generality of the foregoing, the Authority and the Tribal Grantors waive their immunity from unconsented suit to permit the maintenance of the following actions:
(a)    Courts. The Authority and the Tribal Grantors each waive their immunity from unconsented suit to permit any court of competent jurisdiction to (i) enforce and interpret the terms of this Agreement and award and enforce the award of damages against the Authority or the Tribal Grantors owing as a consequence of a breach thereof, whether such award is the product of litigation, administrative proceedings or arbitration, (ii) determine whether any consent or approval of the Authority or the Tribal Grantors has been improperly granted or unreasonably withheld; (iii) enforce any judgment prohibiting the Authority or the Tribal Grantors from taking any action, or mandating or obligating the Authority or the Tribal Grantors to take any action, including a judgment compelling the Authority or the Tribal Grantors to submit to binding arbitration; and (iv) adjudicate any claim under the Indian Civil Rights Act of 1968, 25 U.S.C. § 1302 (or any successor statute).
(b)    Arbitration. The Authority and the Tribal Grantors each waive their immunity from unconsented suit to permit arbitrators, appointed and acting under the commercial arbitration rules of the American Arbitration Association, whenever and to the extent any agreement to submit a matter to arbitration is made by the Authority, to (i) enforce and interpret the terms of this Agreement and to award and enforce the award of any damages against the Authority or the Tribal Grantors owing as a consequence thereof; (ii) determine whether any consent or approval of the Authority or the Tribal Grantors has been unreasonably withheld; and (iii) enforce any judgment prohibiting the Authority or the Tribal Grantors from taking any action, or mandating or obligating the Authority or the Tribal Grantors to take any action, including a judgment compelling the Authority or the Tribal Grantors to submit to binding arbitration.
Section 10.21    Distributions to the Tribe.  Each Debt Representative, on behalf of the applicable Secured Parties, hereby (a) confirms that, as of the date hereof, its respective Financing Documents do not permit the Authority or any other Grantor, after the occurrence of and during the continuance of any “Event of Default” under and as defined in its respective

Financing Documents, to make any Equity Restricted Payment or any Priority Distribution (each as defined in each of the Initial Additional Second Lien Indenture and the Third Lien Indenture, each as in effect on the date hereof) to the Tribe if such Equity Restricted Payment or Priority Distribution would violate the terms of the Financing Documents (as in effect on the date hereof) the obligations under which rank junior in lien priority to the obligations owing to the Secured Parties represented by such Debt Representative pursuant to the terms hereof and (b) agrees that no amendment or waiver of the provisions of its respective Financing Documents, and no consent to any departure by the Authority or any other Grantor therefrom, shall be effective if the effect of such amendment, waiver or consent would be to permit the Authority or any other Grantor, after the occurrence of and during the continuance of any “Event of Default” under and as defined in its respective Financing Documents, to make any Equity Restricted Payment or Permitted Distribution in violation of the Financing Documents (as in effect on the date hereof) the obligations under which rank junior in lien priority to the obligations owing to the Secured Parties represented by such Debt Representative pursuant to the terms hereof. For avoidance of doubt, and without limiting the generality of the other provisions of this Agreement (including of Section 7.2 or Section 10.5 hereof), nothing contained in this Section 10.21 is intended to impose any affirmative obligation (including requiring such party to sue for the recovery of any other such distributions) on any party in favor of any party with respect to any breach of any such Distribution provisions by the Authority or any other Grantor.
Section 10.22    Insolvency or Liquidation Proceedings. Notwithstanding anything contained herein regarding Insolvency or Liquidation Proceedings, such provisions shall not constitute a deemed acceptance or agreement on the part of any of the parties hereto of the eligibility of the Tribe, the Authority, any other Grantor or any of their respective properties to be a debtor (in the case of the Tribe, the Authority, or any other Grantor) or be otherwise subject (in the case of their respective properties) to any such Insolvency or Liquidation Proceedings and each of the parties hereto hereby expressly reserves the right to object to the pendency of any such Insolvency or Liquidation Proceedings on such grounds.
Section 10.23    Capacities as Secured Parties. Each Debt Representative and each Applicable Collateral Agent, on behalf of itself and the Secured Parties it represents, hereby agrees that it are entering into this Agreement solely in its capacity as such and that this Agreement shall not be binding upon it or the respective Secured Parties in any other capacity, including as a lender or noteholder in any other series of indebtedness of the Tribe, the Authority or other Grantor; provided, however, that, for avoidance of doubt, nothing contained in this Agreement is intended to expand in any manner whatsoever any claim, defense, right, power, or remedy that any such party may have in any such other capacity, whether under its pertinent agreements or applicable law, or similarly, to limit the claims, defenses, rights, powers, or remedies of any other party, whether under such other party’s agreements or applicable law, in opposition thereto.
Section 10.24    Limitations on Management Activities. Notwithstanding any provision in this Agreement, none of the First Lien Collateral Agent, Second Lien Collateral Agent, Third Lien Collateral Agent or any other Secured Party shall engage in any of the following: planning, organizing, directing, coordinating, controlling or managing all or any portion of the Authority’s or any other Grantor’s gaming operations that are regulated by IGRA (collectively, “Management Activities”), including (but not limited to) with respect to:
(a)    the training, supervision, direction, hiring, firing, retention, compensation (including benefits) of any employee (whether or not a management employee) or contractor;
(b)    any employment policies or practices;
(c)    the hours or days of operation;
(d)    any accounting systems or procedures;
(e)    any advertising, promotions or other marketing activities;
(f)    the purchase, lease, or substitution of any gaming device or related equipment or software, including player tracking equipment;
(g)    the vendor, type, theme, percentage of pay-out, display or placement of any gaming device or equipment; or
(h)    budgeting, allocating, or conditioning payments of any Tribal Entity’s operating expenses;
provided, however, none of the Secured Parties will be in violation of the foregoing restriction solely because one of the Secured Parties:
(i)    exercises any rights that do not require the gaming operation to be subject to any third-party decision-making as to any Management Activities; or
(ii)    requires that all or any portion of the revenues securing the obligations under any Financing Document be applied to satisfy valid terms of the Financing Documents; or
(iii)    otherwise forecloses on all or any portion of the property securing the obligations under the Financing Documents;
provided, further, that nothing in this Section 10.24 shall limit the First Lien Collateral Agent, Second Lien Collateral Agent, Third Lien Collateral Agent or any other Secured Party’s right to engage in Management Activities with respect to any Non-Tribal Entity (as defined in the Financing Documents) to the extent such rights are granted pursuant to the Financing Documents and are otherwise consistent with applicable law.

Section 10.25    Section 81 Limitation. Notwithstanding any right of a Secured Party contained in this Agreement or any requirements or restrictions imposed on the Authority or the Tribe herein, any right, requirement or restriction that “encumbers Indian land” within the meaning of 25 U.S.C. § 81(b) shall not be effective for longer than six years, 364 days except if the document is an agreement or contract described in 25 U.S.C. § 81(c) or bears the approval of the Secretary of the Interior within the meaning of 25 U.S.C. § 81(b).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
BANK OF AMERICA, N.A.,
as Initial First Lien Collateral Agent

By:      /S/    MAURICE WASHINGTON
Name: Maurice Washington
Title:     Vice President

Address:

Bank of America, N.A.
MC: TX1-492-14-11
901 Main Street, 14th Floor
Dallas, TX 75202-3714

BANK OF AMERICA, N.A.,
as Initial First Lien Administrative Agent

By:      /S/    MAURICE WASHINGTON
Name: Maurice Washington
Title:     Vice President

Address:

Bank of America, N.A.
MC: TX1-492-14-11
901 Main Street, 14th Floor
Dallas, TX 75202-3714

WELLS FARGO GAMING CAPITAL, LLC,
as Initial Additional First Lien Collateral Agent

By: /S/    MATTHEW L. NELSON
Name: Matthew L. Nelson
Title:     President

Address:

Wells Fargo Gaming Capital, LLC
Attention:  Connie Martinmaas
5340 Kietzke Lane
Reno, NV 89511
Phone:  775-689-6181
Fax: 775-689-6026

WELLS FARGO GAMING CAPITAL, LLC,
as Initial Additional First Lien Administrative Agent

By:      /S/    MATTHEW L. NELSON
Name: Matthew L. Nelson
Title:     President

Address:

Wells Fargo Gaming Capital, LLC
Attention:  Connie Martinmaas
5340 Kietzke Lane
Reno, NV 89511
Phone:  775-689-6181
Fax: 775-689-6026

U.S. BANK NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:      /S/    CAUNA M. SILVA
Name: Cauna M. Silva
Title:     Vice President

Address:

U.S. Bank National Association, as Trustee
Corporate Trust Services
225 Asylum Street - 23rd Floor
Hartford, CT, 06103

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT   06103
Telecopier:  (860) 251-5212
Attention:  William G. Rock

U.S. BANK NATIONAL ASSOCIATION,
as Existing Second Lien Trustee

By:      /S/    CAUNA M. SILVA
Name: Cauna M. Silva
Title:     Vice President

Address:

U.S. Bank National Association, as Trustee
Corporate Trust Services
225 Asylum Street - 23rd Floor
Hartford, CT, 06103

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT   06103
Telecopier:  (860) 251-5212
Attention:  William G. Rock

U.S. BANK NATIONAL ASSOCIATION,
as Initial Additional Second Lien Trustee

By:      /S/    CAUNA M. SILVA
Name: Cauna M. Silva
Title:     Vice President

Address:

U.S. Bank National Association, as Trustee
Corporate Trust Services
225 Asylum Street - 23rd Floor
Hartford, CT, 06103

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT   06103
Telecopier:  (860) 251-5212
Attention:  William G. Rock

U.S. BANK NATIONAL ASSOCIATION,
as Third Lien Collateral Agent

By:      /S/    CAUNA M. SILVA
Name: Cauna M. Silva
Title:     Vice President

Address:

U.S. Bank National Association, as Trustee
Corporate Trust Services
225 Asylum Street - 23rd Floor
Hartford, CT, 06103

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT   06103
Telecopier:  (860) 251-5212
Attention:  William G. Rock

U.S. BANK NATIONAL ASSOCIATION,
as Third Lien Trustee

By:      /S/    CAUNA M. SILVA
Name: Cauna M. Silva
Title:     Vice President

Address:

U.S. Bank National Association, as Trustee
Corporate Trust Services
225 Asylum Street - 23rd Floor
Hartford, CT, 06103

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT   06103
Telecopier:  (860) 251-5212
Attention:  William G. Rock

Acknowledged and Agreed to by:
MOHEGAN TRIBAL GAMING AUTHORITY

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Chief Executive Officer

MOHEGAN VENTURES-NORTHWEST, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     President

MOHEGAN COMMERCIAL VENTURES PA, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

DOWNS RACING,. L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

BACKSIDE, L.P.
By Mohegan Commercial Ventures PA, LLC, Its General Partner

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

MILLCREEK LAND, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

NORTHEAST CONCESSIONS, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

MOHEGAN GOLF, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     President

MOHEGAN VENTURES WISCONSIN, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Chief Executive Officer

WISCONSIN TRIBAL GAMING, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     Manager

MTGA GAMING, LLC

By:      /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title:     President

Address for each of the Grantors:

1 Mohegan Sun Boulevard, Uncasville, CT 06387, Attention: Chief Operating Officer
Tel. No. 860 862-7171
Fax No. 860 862-5995